AGREEMENT

                                       of

                                 AUGUST 31, 1955



                                     between



                               SALT RIVER PROJECT

                            AGRICULTURAL IMPROVEMENT

                               AND POWER DISTRICT



                                       and



                             ARIZONA PUBLIC SERVICE

                                     COMPANY

                                TABLE OF CONTENTS
                                                                            Page
                    RECITALS                                                  1

ARTICLE I       -   DEFINITIONS                                               6

ARTICLE II      -   TERRITORIAL ALLOCATIONS                                   6

     Section A  -   Mutual Agreements with Respect to Territory,
                        Customers and Load                                    6

     Section B  -   District's Territory, Customers and Load                 11

     Section C  -   Company's Territory, Customers and Load                  23

     Section D  -   Exceptions and Reservations                              33

     Section E  -   Transfer of Facilities                                   38

ARTICLE III     -   POWER CONTRACTS                                          40

     Section A  -   Territory Equivalent Power Contracts                     40

     Section B  -   Additional Power Contract                                48

     Section C  -   General Terms and Conditions                             49

     Section D  -   Power Coordination Arrangements                          51

     Section E  -   Differences and Inconsistencies                          51

     Section F  -   Effect of Cancellation of Power Contracts                52

ARTICLE IV      -   CANCELLATION OF EXISTING AGREEMENTS                      52

ARTICLE V       -   THIRD PARTIES NOT TO BENEFIT                             52

ARTICLE VI      -   EXISTING CONTRACTS FOR SERVICE OF
                    ELECTRICAL ENERGY                                        53

ARTICLE VII     -   INDEMNITY AGAINST CUSTOMERS' CLAIMS AND
                    COOPERATION IN DEFENDING VALIDITY OF THIS
                    AGREEMENT AND POWER CONTRACTS                            54

ARTICLE VIII    -   STREET LIGHTING                                          54

ARTICLE IX      -   MISCELLANEOUS COVENANTS                                  55

ARTICLE X       -   TRANSFERS, MERGERS AND ASSIGNMENTS                       56

ARTICLE XI      -   RESTRICTIONS ON TERMINATION OF AGREEMENT                 58

ARTICLE XII     -   NOTICES                                                  59

ARTICLE XIII    -   CAPTIONS AND HEADINGS                                    59

ARTICLE XIV     -   WAIVERS                                                  59

ARTICLE XV      -   APPROVALS                                                60

                                    AGREEMENT

                                       of

                                 AUGUST 31, 1955



                                     between



                               SALT RIVER PROJECT

                            AGRICULTURAL IMPROVEMENT

                               AND POWER DISTRICT



                                       and



                             ARIZONA PUBLIC SERVICE

                                     COMPANY

                                    AGREEMENT
                                    ---------

         THIS AGREEMENT made and entered into as of the 31st day of August, 1955, by and between the SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Agricultural Improvement District, organized under the laws of the State of Arizona, hereinafter celled the "District", and the ARIZONA PUBLIC SERVICE COMPANY, a corporation, organized and existing under the laws of the State of Arizona, hereinafter called the "Company".

         WITNESSETH:

         That, WHEREAS, the District was organized in 1937 and now exists pursuant to the provisions of the Agricultural Improvement District Act of the State of Arizona, as amended, and the territory included within its boundaries is now included within the boundaries of the SALT RIVER PROJECT, as such Project is hereinafter defined; and

         WHEREAS,   the   District  and  the  SALT  RIVER  VALLEY  WATER  USERS'
ASSOCIATION, a corporation organized and existing under the laws of the Territory, now the State, of Arizona, hereinafter called the "Association", made and entered into an agreement on the 22nd day of March 1937, which agreement was amended on the 28th day of February 1944, and again amended on the 12th day of September 1949, and by the terms of said agreement as amended, the Association transferred to the District all its properties and facilities; including properties and facilities for the generation and distribution of electric energy; and

         WHEREAS, by the said agreement of March 22, 1937, as amended, the District among other things assumed the obligations and covenants of the Association under all contracts to which the Association was a party, and agreed to perform and carry out all of the duties, obligations and covenants of the Association under said contracts, included among which contracts were the contracts entered into between the Association and Central Arizona Light and Power Company, and between the Association and Arizona Edison Company, Inc., and the predecessor of said latter corporation, Arizona Edison Company, certain of which contracts are more specifically hereinafter referred to; and

         WHEREAS, the Company is a public service corporation organized and existing under the laws of the State of Arizona, having been organized under the laws of this State on the 16th day of February 1920, under the name of Central Arizona Light and Power Company; and

         WHEREAS, Arizona Edison Company and its successor, Arizona Edison Company, Inc., were public service corporations organized under the laws of the State of Arizona; and

         WHEREAS, pursuant to an agreement of consolidation effective March 1, 1952, Arizona Edison Company, Inc., was merged and consolidated pursuant to the laws of the State of Arizona into Central Arizona Light and Power Company, and the name of Central Arizona Light and Power Company was concurrently changed to Arizona Public Service Company; and

         WHEREAS, by virtue of such merger and consolidation, the Company assumed all of the duties, obligations and liabilities, and acquired all the rights, assets and properties of Arizona Edison Company, Inc.; and

         WHEREAS, the Association directly and in its own name rendered electric service to its members and to the public in Maricopa, Gila and Pinal Counties of Arizona, from 1917 until 1937; and since 1937, the District has, pursuant to agreement between the District and the Association, above referred to, rendered such service in the said counties; and

         WHEREAS, the Company has been, since it commenced operations, engaged in rendering electric (and other) services in Maricopa and other counties of Arizona, and has rendered electric service in Pinal, Gila and other counties of Arizona since the merger or consolidation into it of Arizona Edison Company, Inc., in 1952; and

         WHEREAS, Arizona Edison Company, Inc., and its corporate predecessor, Arizona Edison Company, from September 5, 1925, until the merger and consolidation of Arizona Edison Company, inc., into the Company on March 1, 1952, rendered electric service in Pinal, Gila and other counties of Arizona; and

         WHEREAS, in certain portions of Pinal and Gila Counties (such portions being hereinafter described and referred to as the "Eastern Area"), in conformity with certain existing territorial agreements hereinafter referred to, the Company now owns and operates distribution systems in the towns of Globe, Miami, Superior, Winkelman, and vicinity, and owns no transmission lines located in such area, and the District principally serves large mining, milling, smelting, and related loads, and owns various transmission lines in such area over which electricity is delivered at wholesale to the Company for distribution in Superior, Globe, Miami, and vicinity; and

         WHEREAS, in order to facilitate the rendition of electric service in the areas served by the Company and its predecessors and in the areas served by the District and the Association, and to permit and foster the coordination of the operations and the generating facilities of the combined electric systems, certain agreements have heretofore been entered into between the Company and the Association, and between Arizona Edison Company, Inc., or Arizona Edison Company and the Association, as hereinafter referred to, pursuant to which the Company is now purchasing from the District substantial amounts of electric power and energy at various delivery points in its system, and certain of these agreements contain various provisions as to allocations of territory, and other matters, all as in said agreements provided, the said agreements including the following:

         (a) Agreement dated October 23, 1922, between the Association and the Central Arizona Light and Power Company, which Agreement was from time to time thereafter amended, providing for the purchase and sale of electric energy and for certain allocations of territory, such Agreement and amendments thereto being hereinafter referred to as the "Agreement of 1922"; and

         (b) Agreement dated June 24, 1925, between the Association and Central Arizona Light and Power Company, providing for the construction of a power plant at Mormon Flat Dam, and for the purchase and sale of electric energy, such Agreement and its various amendments being hereinafter referred to as the "Agreement of 1925"; and

         (c) Agreement dated February 8, 1928, between the Association and Central Arizona Light and Power Company providing for the construction of a hydro-electric plant on the Salt River at Stewart Mountain, and for the purchase and sale of electric energy from said hydro-electric plant, and for certain allocations of territory, such Agreement and its various amendments being hereinafter referred to as the "Agreement of 1928"; and

         (d) Agreement dated July 5, 1930, between Arizona Edison Company and the Association, providing for the purchase and sale of electric energy and for certain allocations of territory; and

         (e) Agreement dated April 5, 1937, between the Association and Arizona Edison Company, Inc., successor to Arizona Edison Company, supplementing and amending the Agreement of July 5, 1930; and

         (f)      Agreement dated May 31, 1951,  between Arizona Edison Company,
                  Inc.,  and  the  District,   supplementing  and  amending  the
                  Agreement of July 5, 1930; and

         WHEREAS, the District recognizes its obligation to carry out and perform the obligations of the Association and the District under the contracts, agreements and the amendments thereto hereinabove referred to; and

         WHEREAS, the Company recognizes its obligation to carry out and perform the obligations undertaken by Arizona Edison Company and and Arizona Edison Company, Inc., and by it under its former name of Central Arizona Light and Power Company, under the aforesaid agreements and amendments thereto; and

         WHEREAS, certain disputes and differences of opinion have arisen between the Company and the District as to the intent and meaning of certain portions of the above mentioned agreements, particularly with respect to territorial allocations therein, the existence of which disputes and differences would, if uncomposed, be detrimental to the efficient coordination of the two electric systems, and the existence of which would impede the furtherance and advancement of such coordination; and

         WHEREAS, the parties hereto recognize the advantages, economies and increased efficiencies which can be realized from the coordination of the operations and the construction programs of the two electric systems and the resulting public benefit; and

         WHEREAS, the District is willing to sell substantial additional amounts of electric power to the Company, and the Company is willing to purchase such additional amounts of electric power only in the event the Company is assured of having the exclusive right insofar as the District is concerned to supply electric service in the territory and to the types of customers and load herein allocated to it; and

         WHEREAS, on the basis of the principles above set out, and since it is in the public interest that they do so, the parties hereto desire to compose, compromise and settle disputes and differences existing between them, to make revised allocations of territory, customers and load, to restate, clarify and revise certain of the provisions of the contracts and agreements above referred to, to modify the existing contractual rights and obligations existing between them thereunder, to enter into new agreements for the sale of electric power between them, and to merge and consolidate into this Agreement the revised and modified agreements as to territorial allocations and various other matters as hereinafter set out; and

         WHEREAS, the parties hereto deem the making of the power agreements, hereinafter more fully described, and the making of this Agreement to be desirable in the best interests of themselves, their members, electors, stockholders or shareholders, and of the consumers and the public, and to be necessary and appropriate in the public interest to foster and advance the regional coordination of the electric systems of the Company and the District, and the parties further deem the making of such agreements necessary to enable both the District and the Company to more efficiently and adequately meet the increasing demands of the public for electric power and energy, and to achieve the maximum efficiency of the overall electric operations of both the Company and the District;

         NOW, THEREFORE,  in consideration of the mutual covenants hereof, IT IS
AGREED:

Article I
Article II  Section A


                             ARTICLE I - DEFINITIONS
                             -----------------------

         1. The "Salt River Project" is a Federal Reclamation Project and, as such term is herein used with reference to territory, shall mean all territory lying within the boundaries of the Salt River Reservoir District now particularly described in Section 3 of Article IV of the Articles of Incorporation of the Salt River Valley Water Users' Association, filed February 9, 1903, as thereafter amended and now in effect.

         2. The words "now" and "present" as herein used shall refer to the date of this Agreement hereinabove set forth.

         3. The word "person" as herein used shall mean any individual, corporation, partnership, association, municipality, governmental agency, or political subdivision, of any type whatsoever.

         4. "Customer" as herein used shall mean a person who receives or is expected to receive electric service from either the Company or the District.

                                   ARTICLE II
                                   ----------
                             TERRITORIAL ALLOCATIONS
                             -----------------------

         By this Article, it is the intent of the parties to permanently establish and agree upon the territories in which each may serve electric power and energy to the exclusion of the other, and furthermore as to certain territory hereinafter described to permanently establish and agree upon the types of customers and load to be served by each to the exclusion of the other.

                  SECTION A - Mutual Agreements with Respect to
                              ---------------------------------
                              Territory, Customers and Load
                              -----------------------------

         1. Of District. Inasmuch as the statutes of the United States of America prohibit any lease or sale of surplus power or power privileges which would or might impair the efficiency of irrigation projects created

                                                          Article II - Section A


under the Reclamation Act of 1902, as amended, and if the Company should sell or distribute power within the territory allocated to District in Paragraph 1, Section B of this Article II, or to the particular type of customer or for the particular type of load allocated to the District within that certain territory described in Paragraph 2 (b), Section B of this Article II, such sale or distribution would or might impair the efficiency of the Salt River Project, a Federal Reclamation Project; therefore, it is agreed that neither the electric power and energy purchased under the power contract or contracts hereinafter referred to, nor any other electric power and energy purchased, produced, or otherwise acquired by the Company will be sold, donated or delivered except through the District for use within any of the territory allocated to District in said Paragraph 1, or to the particular type of customer or for the particular type of load allocated to the District within that certain territory described in said Paragraph 2 (b), and, therefore, in the event the Company shall, except through the District, so sell, donate or deliver such electric power and energy to any customer within the territory allocated to District in said Paragraph 1, or to such particular customers or for such particular types of load allocated to the District in Paragraph 2, Section B of this Article II, or so sell, donate or deliver such electric power and energy to others which shall be distributed and/or ultimately consumed within such territory, allocated to District in said Paragraph l, or to or by such particular customers or for such particular types of load allocated to the District in said Paragraph 2, such sale, donation or delivery shall be in violation of this Agreement.

         2. Of Company. Inasmuch as the minimum payments to be provided for in the power contract or contracts hereinafter referred to and the commitments of the Company to take and/or pay for the electric power and energy to be furnished to the Company by the District are predicated on the Company's expectation of selling or distributing the full electric power and energy requirements of its customers within the territory allocated to Company in Paragraphs 1 and 2, Section C of this Article II, and within that certain territory described in Paragraph 2 (b), Section B of this Article II, of selling or distributing the full power and energy requirements of the customers or for the types

Article II - Section A


of load which are  allocated  to the Company in Paragraph 3 of Section C of this
Article II, and inasmuch as the Company could not reasonably commit itself to pay such minimum payments nor to take and/or pay for such electric power and energy from the District in the event the District should directly or indirectly supply such electric power and energy, except through the Company; therefore, it is agreed that except through the Company the District will not sell, donate or deliver any power and energy, purchased, produced, or otherwise acquired by the District, for use within the territory allocated to Company in said Paragraphs I and 2, Section C of this Article II, nor will it sell, donate or deliver such power and energy for sale or use to or by customers or for types of load allocated to the Company in said Paragraph 3; therefore, in the event the District shall, except through the Company, sell, donate or deliver such electric power and energy to any customer within the territory allocated to Company in Paragraphs 1 and 2 of Section C of this Article II, or within that certain territory described in Paragraph 2 (b), Section B of this Article II, to any customer or for any type of load allocated to the Company in said Paragraph 3, or sell, donate or deliver such electric power and energy to others which shall be distributed and/or ultimately consumed within such territory or to or by such customers or types of load, then such sale, donation or delivery shall be in violation of this Agreement.

         3. Liability for Liquidated Damages. In the event either the Company or the District shall inadvertently, wilfully, or from any cause, including any order of the Arizona Corporation Commission, or other regulating body, or court of competent jurisdiction, sell, donate or deliver electric power and energy in violation of the provisions of this Agreement, then such party, so long as it continues so to do, shall pay to the other party liquidated damages for such sale, donation or delivery determined in the manner hereinafter provided.

         4. Amount of Liquidated Damages. In the event any such sale, donation or delivery is made by either the Company or District to a customer in violation of this Agreement, then, for each such sale, donation or delivery made or continued after the tenth day after written notice has been given to cease such sale, donation or delivery, the

                                                          Article II - Section A


party making such sale, donation or delivery shall pay to the other party hereto as liquidated damages for all electric power and energy so sold, donated or delivered, 35% of the charges applicable to such delivery or like deliveries under the rate schedule or contract of the party making such delivery, or 35% of the revenues which would have resulted from like delivery under the applicable rate for like delivery by the party whose rights hereunder have been infringed upon, if an applicable rate for like delivery has been established by such party prior to the initiation of such sale, donation or delivery by the other party, whichever is the greater; provided, however, that in the event that such infringement is involuntary (due to a final and binding order of a court or commission or governmental officer or agency having jurisdiction in the premises) either party, or if such infringement is voluntary, then the party whose rights hereunder have been infringed upon, may, upon written notification to the other party, require that the amount of the payment to be made hereunder, in lieu of the amount of payment above provided, shall be a different amount to be agreed upon by the parties as being equal to the revenue derived by the infringing party from such delivery, minus the operating revenue deductions attributable to such delivery. The items to be considered as operating revenue deductions for the purposes hereof shall be those included as operating revenue deductions in the Federal Power Commission's Uniform System of Accounts applicable to electric utilities, or such other system of accounts applicable to electric utilities as may then be in effect pursuant to regulations or order of the Federal Power Commission or such other federal commission or agency as may then have jurisdiction to adopt or approve accounting systems or procedures for electric utilities. Should the parties, within ninety (90) days after delivery of the notification above provided for, fail to agree upon the "different amount" above provided, such "different amount" shall be determined by arbitration, to be conducted in the manner provided in the power contract or contracts hereinafter referred to.

         Payment in the amount determined, as hereinabove provided, shall be made promptly after its determination and if additional amounts shall accrue thereafter from continuance of such violation, such amounts shall be paid at monthly intervals.

Article II - Section A


         5. Other Remedies. In the event of any sale, donation or delivery of power and energy in violation of this Agreement, the party whose rights hereunder have thereby been infringed upon shall be entitled to the damages provided in Paragraph 4, Section A of this Article II and to injunctive relief, and shall not be entitled to any other remedies or relief at law or in equity unless such party has been unable to obtain either injunctive relief or the damages provided in the said Paragraph 4 after full utilization of the procedures set out in the said paragraph. In no event may this Agreement be terminated by one party hereto because of a voluntary sale, donation or delivery in violation of this agreement by the other party, unless

         (a) the existence of the violation has been established by a final decision, order or opinion of a court having jurisdiction in the premises, and

         (b) after the existence of the violation has been so established, notice has been given by the party whose rights have been infringed upon of intent to terminate unless within 90 days;

                  (i) the damages provided in said paragraph 4 have been paid or a proffer of payment has been made, if the infringing party is lawfully able so to do, and

                  (ii) the violation has ceased,  if such cessation is requested by the party whose rights have been infringed upon, and

         (c) the infringing party has failed to comply with the provisions of items (i) and (ii) of subparagraph (b) above within such 90 day period, and within 30 days from the expiration of said 90 day period written notice of termination has been given by the party whose rights have been infringed upon. In no event may this Agreement be terminated by one party hereto because of an involuntary sale, donation or delivery in violation of this Agreement by the other party.

                                                          Article II - Section B


         Section B - District's Territory, Customers and Load
                     ----------------------------------------

         1. Western Area. The District shall have the exclusive right, insofar as the Company is concerned, to provide electric service for all purposes in that territory within the following described boundaries, ave and except such territory lying within said boundaries as to which such right is allocated to the Company by Section C of this Article II:

                  Beginning at the Southeast corner of Section 36, Township 3 South, Range 10 East, Gila and Salt River Base and Meridian, at the intersection of the South line of Township 3
         South with the East line of Range 10 East,  said point  being
         designated  as "A" on Exhibit 1; thence  Northerly  along the    "A"
         said East line of Range 10 East to its intersection with the Maricopa-Pinal County line, said point being designated as
         "B"  on   Exhibit   1;   thence   Easterly   along  the  said    "B"
         Maricopa-Pinal  County line to its intersection with the Gila
         County line, said point being designated as "C" on Exhibit 1;    "C"
         thence  Northwesterly along the Gila-Maricopa  County line to its  intersection  with the North  line of  Township 2 north;
         thence Easterly along the said North line of Township 2 North
         to a point,  designated as "D" on Exhibit 1, due South of the    "D"
         Southeast  corner of  Section 4,  Township 3 North,  Range 14
         East;  thence North on a straight line to the said  Southeast corner of Section 4; thence  Northerly along the Eastline  of said  Section 4 and along the East lines of  Sections  33 and
         28, Township 4 North,  Range 14 East;  thence  continuing due
         North on a  straight  line to the North  line of  Township  4
         North;  thence Easterly along the said North line of Township
         4 North to the  Southeast  corner of Section  33,  Township 5
         North, Range 14 East; thence Northerly along the East line of said  Section 33 and the East lines of Sections 28, 21, 16, 9 and 4, Township 5 North,  Range 14 East, to the North line of
         Township  5 North,  said  point  being  designated  as "E" on    "E"
         Exhibit 1; thence Westerly along the said North line of Township 5 North to its intersection with the Maricopa County
         line, said point being designated as "F" on Exhibit 1; thence    "F"
         in a general Northerly and Westerly direction along the Maricopa County line to its intersection with the East line of Range 5 East, said point

Article II - Section B


         being  designated as "G" on Exhibit 1; thence Southerly along    "G"
         the said East line of Range 5 East to the Southeast corner of
         Section 25, Township 3 North,  Range 5 East,  thence Westerly along the South line of said  Section 25 and the South  lines of Sections 26, 27, 28, 29 and 30, Township 3 North,  Range 5
         East, to the Southwest  corner of said Section 30, said point
         being  designated as "H" on Exhibit 1; thence Southerly along    "H"
         the West line of Section 31, Township 3 North,  Range 5 East, and along the West  lines of  Sections  6 and 7,  Township  2
         North,  Range 5 East,  to the  intersection  of the said West line of Section 7 with the North right-of-way line of the Arizona Canal as now located (see Note 1); thence Westerly along the said North  right-of-way  line of the Arizona canal to its intersection with the South line of Section 14, Township 2 North, Range 4 East, said point being designated
         as "J" on Exhibit 1; thence  Westerly along the South line of    "J"
         said Section 14 and the South line of Section 15,  Township 2
         North,  Range 4 East, to the Southwest corner of said Section
         15; thence Westerly along the South line of Section 16, Township 2 North, Range 4 East, to the Southwest corner of the Southeast quarter of the Southeast quarter of said
         Section 16; thence Northerly and parallel to the East line of said Section 16 for a distance of 660 feet; thence Westerly and parallel to the South line of said Section 16, more or less along the ridge of Camelback Mountain, for a distance of 1,980 feet; thence Northwesterly, more or less along said ridge, on a straight line to a point on the East-West mid-section line of Section 17, Township 2 North, Range 4
         East,  said  point  being 660 feet East of the center of said
         Section 17; thence Westerly along the East-West mid-section line of said Section 17 and along the East-West mid-section line of Section 18, Township 2 North, Range 4 East, to the center of said Section 18; thence Northerly along the North-South mid-section line of said Section 18 and the North-South mid-section line of Section 7, Township 2 North,
         Range 4 East, to the North line of said Section 7; thence Westerly along the North line of said Section 7 and along the North lines of Sections 12, 11 and 10, Township 2 North,
         Range 3 East, to the  intersection  of the North line of said
         Section 10 with the North  right-of-way  line of the  Arizona
         Canal as now located (see Note 1);

                                                Article II - Section B


         thence  Northwesterly  along the said North right-of-way line of the  Arizona  Canal to a point  660 feet  East of the West line of Section 1, Township 3 North, Range 1 East; thence Northerly and parallel to the West line of said Section 1 to a point more or less in the center of Skunk Creek, said point being 800 feet South of the North line of said Section 1, and
         designated  as "K" on  Exhibit 1;  thence in a  Southwesterly    "K"
         direction along the approximate center line of Skunk Creek, New River and the Agua Fria River to the approximate center of the Gila River, said line being more fully described as follows:

                  Beginning at same said point "K" in the  approximate    "K"
         center  of Skunk  Creek 800 feet  South of the North  line of
         Section   1,   Township  3  North,   Range  1  East;   thence
         Southwesterly  on a straight line to a point on the West line of said Section 1, said point being 900 feet South of the Northwest corner of said Section 1; thence Southwesterly on a straight line to a point 660 feet West and 600 feet North of the East quarter corner of Section 2, Township 3 North, Range
         1 East;  thence  Southwesterly  on a straight line to a point
         660  feet  East  and 200 feet  South  of the  center  of said
         Section 2; thence Southwesterly on a straight line to a point
         800 feet West and 850 feet North of the South quarter  corner of said Section 2; thence  Westerly and parallel to the South line of said Section 2 to a point 1,000 feet East of the West line of said  Section 2; thence  Southwesterly  on a straight line to a point on the  South  line of said  Section  2, said point  being  800 feet East of the  Southwest  corner of said
         Section 2; thence Southwesterly on a straight line to a point on the West line of Section  11,  Township  3 North,  Range 1
         East, 660 feet South of the Northwest  corner of said Section
         11;  thence  Southwesterly  on a straight line to a point 660 feet  East and 350  feet  North of the  Southwest  corner  of
         Section  10,   Township  3  North,   Range  1  East;   thence
         Southwesterly on a straight fine to a point 660 feet East and 660 feet North of the South quarter corner of Section 16, Township 3 North, Range 1 East; thence Southwesterly on a straight line to the center of Section 21, Township 3 North, Range 1 East; thence Southwesterly on a straight line to a point 660 feet East and 1,320 feet South of the Northwest

Article II - Section B


         corner of Section 28, Township 3 North, Range 1 East; thence Southwesterly on a straight line to the Southwest corner of said Section 28; thence Southwesterly on a straight line to a point on the East-West mid-section line of Section 32, Township 3 North, Range 1 East, 1,320 feet West of the East quarter corner of said Section 32; thence Southerly on a straight line to a point 1,320 feet West and 1,320 feet South of the Northeast corner of Section 5, Township 2 North, Range 1 East; thence Southwesterly on a straight line to the center of said Section 5; thence Southerly along the North-South mid-section line to the South quarter corner of said Section 5; thence Southwesterly on a straight line to a point on the North line of Section 18, Township 2 North, Range 1 East, 1,320 feet West of the Northeast corner of said Section 18; thence Southwesterly on a straight line to a point on the East-West mid-section line of said Section 18, said point being 1,320 feet East of the West quarter corner of said
         Section 18; thence Southwesterly on a straight line to the Southwest corner of said Section 18; thence Southwesterly on a straight line to the center of Section 24, Township 2 North, Range 1 West; thence Southerly along the North-South mid-section line of said Section 24 and the North-South mid-section line of Section 25, Township 2 North, Range 1 West, to the South quarter corner of said Section 25; thence Southwesterly on a straight line to a point 1,320 feet East and 1,320 feet North of the Southwest corner of Section 36, Township 2 North, Range 1 West; thence Southwesterly on a straight line to the Southwest corner of said Section 36; thence Westerly along the North line of Section 2, Township 1 North, Range 1 West, to the North quarter corner of said
         Section 2; thence Southwesterly on a straight line to a point on the East-West mid-section line of said Section 2, said point being 660 feet West of the center of said Section 2; thence Southeasterly on a straight line to the center of
         Section 11, Township 1 North, Range 1 West; thence Southerly along the North-South mid-section line of said Section 11 to the to the South quarter corner of said Section 11; thence Southwesterly on a straight line to the Southwest corner of
         Section 14, Township 1 North,

                                                Article II - Section B


         Range 1 West;  thence  Southwesterly  on a straight line to a point on the South  line of  Section  22,  Township  1 North,
         Range 1 West,  660 feet West of the South  quarter  corner of said Section 22; thence  Southwesterly  on a straight line to the West  quarter  corner of  Section  27,  Township 1 North,
         Range 1 West;  thence  Southwesterly  on a straight line to a
         point,  designated  as "L" on Exhibit  1, in the  approximate    "L"
         center of the Gila River; said point being on the North-South mid-section line of Section 33, Township 1 North, Range 1
         West, 660 feet North of the center of said Section 33; thence in a general  Southeasterly  direction  along the approximate center of the Gila  River to the  South  line of  Township  3
         South; said line being more fully described as follows:

                  Beginning   at  the  same  said  point  "L"  on  the    "L"
         North-South mid-section line of Section 33, Township 1 North,
         Range 1 West,  660 feet North of the  center of said  Section
         33;  thence  Southeastly  on a straight line to the center of
         Section 34, Township 1 North, Range 1 West; thence Easterly along the East-West mid-section line of said Section 34 and the East-West mid-section line of Section 35, Township 1
         North, Range 1 West, to the center of said Section 35; thence Southeasterly on a straight line to a point on the East line of said Section 35, said point being 1,320 feet North of the Southeast corner of said Section 35; thence Easterly on a straight line to a point on the East line of Section 36, Township 1 North, Range 1 West, 1,320 feet North of the Southeast corner of said Section 36; thence Southeasterly on a straight line to the East quarter corner of Section 6, Township 1 South, Range 1 East; thence Southerly along the
         East line of said Section 6 and the West line of Section 8, Township 1 South, Range 1 East, to the West quarter cornet of said Section 8; thence Southeasterly on a straight line to the center of Section 17, Township 1 South, Range 1 East;
         thence  Southeasterly  on a  straight  line to the  center of
         Section 21, Township 1 South, Range 1 East; thence Easterly along the East-West mid-section line of said Section 21 and the East-West mid-section line of Section 22, Township 1
         South, Range 1 East, to the center of said Section 22; thence Southeasterly on a straight line to the Northwest corner of
         Section 26, Township 1 South, Range 1 East;

Article II - Section B


         thence  Easterly  along the North line of said  Section 26 to the Northeast corner of said Section 26; thence Southeasterly on a straight line to the Southeast corner of Section 25, Township 1 South, Range 1 East; thence Southeasterly on a straight line to the center of Section 31, Township 1 South,
         Range  2  East;   thence   Southerly  along  the  North-South
         midsection  line  of said  Section  31 to the  South  quarter corner of said Section 31; thence Southeasterly on a straight line to the center of Section  6,  Township 2 South,  Range 2
         East; thence Southerly along the North-South mid-section line of said Section 6 and along the North-South  mid-section line of Section 7, Township 2 South, Range 2 East, to the South quarter corner of said Section 7; thence Easterly along the
         South  line of said  Section 7 and  along  the North  line of
         Section 17, Township 2 South, Range 2 East, to the North quarter corner of said Section 17; thence Southeasterly on a straight line to the center of Section 16, Township 2 South,
         Range 2 East; thence  Southeasterly on a straight line to the
         North quarter corner of Section 22, Township 2 South, Range 2
         East; thence Southeasterly on a straight line to the West quarter corner of Section 23, Township 2 South, Range 2 East;
         thence  Southeasterly on a straight line to the North quarter corner of Section 26, Township 2 South, Range 2 East; thence Southeasterly on a straight line to the East quarter corner of Section 25, Township 2 South, Range 2 East; thence Southeasterly on a straight line to the South quarter corner of Section 30, Township 2 South, Range 3 East thence Southerly along the North-South mid-section line of Section
         31,  Township  2 South,  Range 3 East,  to the South  quarter
         corner of said Section 31, said point being designated as "M"    "M"
         on Exhibit 1; thence Southeasterly on a straight line to the center of Section 5, Township 3 South, Range 3 East; thence Southeasterly on a straight line to the North quarter corner of Section 9, Township 3 South, Range 3 East; thence Southeasterly on a straight line to the center of Section 10, Township 3 South, Range 3 East; thence Southeasterly on a straight line to the North quarter corner of Section 14, Township 3 South, Range 3 East; thence Southeasterly on a straight line to the center of Section 13, Township 3 South, Range 3 East; thence Southeasterly on a straight line to the Southeast corner of said Section 13; thence

                                                Article II - Section B


         Southeasterly  on a straight line to the East quarter  corner of Section 19, Township 3 South, Range 4 East; thence Northeasterly on a straight line to the Northeast corner of
         Section  20,   Township  3  South,   Range  4  East;   thence
         Northeasterly  on a straight line to the East quarter  corner of Section 16, Township 3 South, Range 4 East; thence Easterly along the East-West mid-section line of Section 15, Township 3 South, Range 4 East, to the East quarter corner of
         said  Section  15;  thence   Easterly   along  the  East-West
         mid-section  line of Section  14,  Township 3 South,  Range 4
         East, to the East quarter corner of said Section 14; thence Southeasterly on a straight line to the Southeast corner of
         Section  13,   Township  3  South,   Range  4  East;   thence
         Southeasterly  on a straight line to the East quarter  corner of Section 19, Township 3 South, Range 5 East; thence Easterly along the East-West mid-section line of Section 20, Township 3 South, Range 5 East, to the East quarter corner of
         said  Section  20;  thence   Easterly   along  the  East-West
         mid-section  line of Section  21,  Township 3 South,  Range 5
         East, to the center of said Section 21; thence  Southeasterly on a straight line to the East quarter corner of Section 28, Township 3 South, Range 5 East; thence Southeasterly on a straight line to the East quarter corner of Section 34, Township 3 South, Range 5 East; thence Southeasterly on a straight line to the Southeast corner of Section 35, Township
         3 South,  Range 5 East, said point being designated as "N" on    "N"
         Exhibit 1; thence Easterly along the South line of Township 3
         South to its  intersection  with  the  East  line of Range 10
         East,   the  point  of  beginning,   same  said  point  being
         designated  as "A" on  Exhibit  1; a map or plat of  which is    "A"
         attached hereto as Exhibit 1 and by reference made a part of this Agreement.

                  (Note 1. Arizona  Canal  as  now  located  is  being
                           surveyed  and  monumented,   and  upon  the
                           completion   of   such   survey   and   its
                           acceptance  by  the  parties   hereto  such
                           survey   shall  become  a  part  hereof  by
                           reference.)

Article II - Section B


         2. Eastern Area.

         (a) The District shall have the exclusive right, insofar as the Company is concerned, to provide the full electric power and energy requirements within the "Eastern Area", described in subparagraph (b) of this Paragraph 2, as follows:

                  (1)     District  shall have the right to make direct sales to
                      the customer for all mining, milling and smelting operations and related exploring operations not now served by the Company, it being understood that oil or gas drilling, pumping and production do not constitute mining, milling and smelting operations and related exploring operations. The electric power and energy furnished by the District to the customer under this subparagraph (1) shall be sold for use by the customer for such operations and auxiliary loads pertinent to these operations, including domestic and commercial uses by the employees, officials, tenants, licensees and agents of the customer and of any company and/or corporation controlled by such customer, if such auxiliary loads are supplied through the same delivery point or points as such mining, milling and smelting operations and related exploring operations. The District may permit electric power and energy so furnished to be resold by the customer only for such operations and auxiliary loads as are allocated to the District by subparagraphs (1) and (2) of this Paragraph 2 (a), provided, that in future contracts with customers in the Eastern area, exclusive of extensions and renewals of existing contracts, the District will not permit resale for domestic and commercial uses.

                                                          Article II - Section B


                  (2)     District  shall have the right to make direct sales to
                      the customer for all mineral or metal processing operations not now served by the Company, other than those included in subparagraph (1) of this Paragraph 2 (a). The electric power and energy furnished by the District to the customer under this subparagraph (2) shall be sold for use by the customer for such operations and auxiliary loads pertinent to these operations, including domestic and commercial uses by the employees, officials, tenants, licensees and agents of the customer and of any company and/or corporation controlled by such customer, if such auxiliary loads are supplied through the same delivery point or points as such mineral or metal processing operations. The District may permit electric power and energy so furnished to be resold by the customer only for such operations and auxiliary loads as are allocated to the District by subparagraphs (1) and (2) of this Paragraph 2 (a), but will not in any case permit resale for domestic or commercial purposes. The District's right to make the sales provided for by this subparagraph (2) shall be limited to the periods during which such mineral or metal processing operations are owned or controlled by the same exploring, mining, milling or smelting customer owning or controlling operations served by the District under the provisions of subparagraph (1) of this Paragraph 2 (a) and principally involve the use or processing of minerals or metals mined, milled, or smelted by such customer.

                  (3)     The District shall have the right to make sales to the
                      Company for the Company's use and for resale by the Company to all customers and for all types of load not allocated to the District for direct sale in the preceding sub-paragraphs (1) and (2) of this paragraph 2 (a), subject, however, to the following exceptions:

Article II - Section B


                  (i) At Globe and Miami, Arizona, Company shall have the right to use its generating facilities presently there located;

                  (ii)     If, in  accordance  with  Paragraph  4,  Section A of
                           Article III, the District shall not supply certain power to the Company in the Eastern area, the Company shall have the right to utilize electric power and energy from sources other than the District, as provided for in said Paragraph 4;

                  (iii) If, any or all of the power contracts agreed to be entered into in Paragraphs 1, 2, 3 and 4 of Section A of Article III are terminated, the Company shall have the right to utilize electric power and energy from sources other than the District for the power requirements provided for in any of the said contracts so terminated.

                  The utilization by the Company of power from sources other than the District as provided for in exceptions (i), (ii) and
                  (iii) of this subparagraph (3) shall not alter, amend or affect the District's exclusive right to serve the customers and the load allocated to it by this Paragraph 2 (a) other than as provided for in such exceptions.

         (b) The "Eastern area" as such phrase is herein used shall include all that territory within the following described boundaries:

                  Beginning at the Southeast corner of Section 36, Township 3 South, Range 10 East, Gila and Salt River Base and Meridian, at the intersection of the South line of Township 3 South with the

                                                Article II - Section B


         East line of Range 10 East,  said point being  designated  as
         "A" on Exhibit 2; thence  Easterly  along the said South line    "A"
         of Township 3 South to its intersection with the East line of Range 12 East, being the Northwest corner of Section 6, Township 4 South, Range 13 East; thence Southerly along the
         West line of said  Section 6 for a  distance  of 1,980  feet;
         thence  following  more or less the course of the Gila River;
         more fully described as follows:

                  Beginning  at same  said  point on the West  line of
         Section 6, Township 4 South, Range 13 East, 1,980 feet South of the Northwest corner of said Section 6; thence Easterly and parallel to the North line of said Section 6 and continuing Easterly and parallel to the North line of Section 5, Township 4 South, Range 13 East, to a point on the
         North-South mid-section line of said Section 5; thence Southeasterly on a straight line to a point on the East line of said Section 5, said point being 1,320 feet North of the Southeast corner of said Section 5; thence Easterly and parallel to the South line of Section 4, Township 4 South, Range 13 East, for a distance of 1,320 feet; thence Northeasterly on a straight line to the center of said
         Section 4; thence Southeasterly on a straight line to a point on the West line of Section 10, Township 4 South, Range 13 East, 1,320 feet South of the Northwest corner of said
         Section 10; thence Northeasterly on a straight line to a point on the North line of said Section 10, said point being 1,320 feet West of the Northeast corner of said Section 10; thence Southeasterly on a straight line to a point on the West line of Section 11, Township 4 South, Range 13 East, 900 feet South of the Northwest corner of said Section 11; thence Easterly and parallel to the North line of said Section 11 to the North-South mid-section line of said Section 11; thence Northeasterly on a straight line to a point on the West line of Section 1, Township 4 South, Range 13 East, 330 feet North of the Southwest corner of said Section 1; thence Southeasterly on a straight line to a point 1,320 feet West and 900 feet South of the Northeast corner of Section 12, Township 4 South, Range 13 East; thence Northeasterly on a straight line to the Northeast corner of said Section 12; thence Easterly along the South line of Section 6, Township 4 South, Range 14 East, to the

Article II - Section B


         South  quarter  corner of said  Section 6;  thence  Southerly along the North-South mid-section line of Section 7, Township
         4 South,  Range 14 East,  to the  center of said  Section  7;
         thence  Southeasterly  on a  straight  line to a point on the
         East line of Section 18, Township 4 South, Range 14 East, 660 feet South of the Northeast corner of said Section 18; thence Southeasterly on a straight line to a point on the South line of Section 17,  Township 4 South,  Range 14 East,  1,320 feet
         West of the Southeast corner of said Section 17; thence Southeasterly on a straight line to the South quarter corner of Section 21, Township 4 South, Range 14 East; thence Southerly along the North-South mid-section line of Section
         28,   Township  4  South,   Range  14  East,  and  along  the
         North-South mid-section line of Section 33, Township 4 South,
         Range 14 East, to a point 330 feet South of the North quarter
         corner of said Section 33, said point being designated as "H"    "H"
         on Exhibit 2; thence Easterly on a straight line through said
         Section 33 and Section 34,  Township 4 South,  Range 14 East,
         to a point on the West line of Section 35,  Township 4 South,
         Range 14 East, 330 feet South of the Northwest corner of said
         Section  35;  thence  Southeasterly  on a straight  line to a point on the South line of said  Section 35, said point being
         1,320 feet West of the  Southeast  corner of said Section 35;
         thence  Southeasterly  on a  straight  line to a point on the
         South line of Section 1, Township 5 South, Range 14 East, 330 feet East of the South  quarter  corner  of said  Section  1;
         thence  Southeasterly  on a straight line to the East quarter corner of Section 12, Township 5 South, Range 14 East; thence Easterly along the East-West midsection lines of Sections 7 and 8, Township 5 South, Range l5 East, to the center of said
         Section 8; thence Southeasterly on a straight line to a point on the South line of Section  9,  Township 5 South,  Range 15
         East,  660 feet East of the Southwest  corner of said Section
         9; thence  Southeasterly on a straight line to a point on the
         East line of Section 16, Township 5 South, Range 5 East, said point being 990 feet South of the East quarter corner of said
         Section 16; thence Southeasterly on a straight line through Sections 15 and 22, Township 5 South, Range 15 East, to the
         East quarter corner of said Section 22, said point being designated as "G" on Exhibit 2; thence Easterly along the
         East-West mid-sec                                                "G"

                                           Article II - Sections B & C


         tion line of Section 23, Township 5 South,  Range 15 East, to the center of said Section 23; thence Northerly along the North-South mid-section line of said Section 23, to its
         intersection   with  the  Gila-Pinal   County  line;   thence
         Northeasterly   following   the  Gila   County  line  to  its
         intersection with the center of Black River, said point being
         designated  as "F" on Exhibit 2;  thence  Westerly  along the    "F"
         center of the Black River to its intersection with the center of the Salt  River,  said point being the  confluence  of the
         Black and White Rivers; thence Westerly along the said center of the Salt River to its intersection  with a point due South of the Southeast corner of Section 4, Township 3 North, Range
         14 East,  said point  being  designated  as "E" on Exhibit 2;
         thence  due South on a  straight  line to the  North  line of    "E"
         Township  2 North,  said  point  being  designated  as "D" on
         Exhibit 2; thence  Westerly along said North line of Township    "D"
         2 North to its  intersection  with the  Gila-Maricopa  County line; thence  Southeasterly  along the  Gila-Maricopa  County line to its intersection with the Maricopa-Pinal County line, said point  being  designated  as "C" on  Exhibit  2;  thence
         Westerly  along  the   Maricopa-Pinal   County  line  to  its    "C"
         intersection  with the East line of Range 10 East, said point
         being  designated as "B" on Exhibit 2; thence Southerly along    "B"
         the said East line of Range 10 East to its intersection  with the South line of Township 3 South,  the point of  beginning,
         same said point being  designated  as "A" on Exhibit 2; a map    "A"
         or plat of which is attached hereto as Exhibit 2 and by reference made a part of this Agreement.

         SECTION C - Company's Territory, Customers and Load
                     ---------------------------------------

         1. Cities, Towns and Miscellaneous Areas Within Salt River Project. The Company shall have the exclusive right, insofar as the District is concerned, to provide electric service for all purposes in the following described territory:

         (a) Phoenix. All that territory lying within the following described boundaries:

Article II - Section C


                  Beginning at the Northwest corner of Section 26, Township 2 North, Range 2 East, Gila and Salt River Base and
         Meridian,  said point being  designated  as "A" on Exhibit 3;    "A"
         thence  Southerly along the West lines of said Section 26 and
         Section 35, Township 2 North,  Range 2 East, to the Southwest
         corner of said Section 35;  thence  Westerly  along the North line of Section 3,  Township  1 North,  Range 2 East,  to the
         North  quarter  corner of said  Section 3;  thence  Southerly along the North-South  mid-section  line of said Section 3 to the North  quarter  corner of Section  10,  Township 1 North,
         Range 2 East;  thence  Westerly along the North lines of said
         Section 10 and Section 9, Township 1 North,  Range 2 East, to
         the  Northwest  corner of said  Section 9, said  point  being
         designated  as "B" on Exhibit 3; thence  Southerly  along the    "B"
         West line of said Section 9 to the  Southwest  corner of said
         Section 9; thence Easterly along the South lines of said Sections 9 and 10 to the North quarter corner of Section 15, Township 1 North, Range 2 East; thence Southerly along the North-South mid-section lines of said Section 15 and Section
         22,  Township 1 North,  Range 2 East,  to a point  1,650 feet
         North of the South  quarter corner of Said  Section  22, said
         point being  designated as "C" on Exhibit 3; thence  Easterly    "C"
         and parallel to the South line of said Section 22 for a distance of 1,980 feet; thence Northerly and parallel to the East line of said Section 22 for a distance of 660 feet;
         thence Easterly on a straight line to a point on the East line of said Section 22, said point being 2,310 feet North of the Southeast corner of said Section 22; thence Easterly on a straight line to a point on the North-South mid-section line of Section 23, Township 1 North, Range 2 East, 2,310 feet
         North of the South quarter corner of said Section 23; thence Northeasterly on a straight line to a point on the East line of said Section 23, said point being 330 feet North of the East quarter corner of said Section 23; thence Easterly and parallel to the East-West mid-section line of Section 24, Township 1 North, Range 2 East, for a distance of 660 feet;
         thence  Northerly  and  parallel  to the  West  line  of said
         Section 24 a distance of 330 feet; thence Easterly and parallel to the East-

                                                Article II - Section C


         West mid-section line of said Section 24, a distance of 3,300 feet;  thence Southerly and parallel to the East line of said
         Section 24, a distance of 330 feet; thence Easterly on a straight line to a point on the East line of said Section 24,
         330 feet North of the east quarter corner of said Section 24;
         thence Northeasterly on a straight line to a point on the North-South mid-section line of Section 19, Township I North,
         Range 3 East, 1,980 feet South of the North quarter corner of said  Section 19;  thence  Easterly and parallel to the North line of said Section 19, a distance of 1,980 feet; thence Northerly and parallel to the East line of said Section 19 a distance of 330 feet; thence Easterly on a straight line to a point on the East line of Section  19, said point being 1,650 feet South of the  Northeast  corner of said Section 19, said
         point being  designated as "D" on Exhibit 3; thence Northerly    "D"
         along  the East line of said  Section  19 to a point 990 feet
         South of the  Northeast  corner of said  Section  19;  thence
         Northeasterly   on  a  straight   line  to  a  point  on  the
         North-South mid-section line of Section 20, Township 1 North,
         Range 3 East,  660 feet South of the North quarter  corner of said Section 20; thence  Northeasterly  to a straight line to the Northeast corner of said Section 20; thence Southeasterly on a straight line to a point on the East line of Section 21, Township 1 North, Range 3 East, 330 feet South of the Northeast corner of said Section 21; thence Southeasterly on a straight line to a point on the East line of Section 22, Township 1 North, Range 3 East, 990 feet South of the Northeast corner of said Section 22; thence Easterly on a straight line to a point on the East line of Section 23, Township 1 North, Range 3 East, 990 feet South of the Northeast corner of said Section 23, said point being
         designated  as "E" on Exhibit 3;  thence  Northeasterly  on a    "E"
         straight  line through  Sections 24 and 13, Township 1 North,
         Range 3 East, to a point on the East line of said Section 13, said point being 330 feet South of the East quarter corner of said Section 13; thence Northeasterly on a straight line to a point on the North-South mid-section line of Section 18, Township 1 North, Range 4 East, 1,320 feet South of the North quarter corner of said

Article II - Section C


         Section 18; thence  Easterly on a straight line to a point on the East line of said Section 18, said point being 1,320 feet
         South of the  Northeast  corner of said  Section  18;  thence
         Northeasterly   on  a  straight   line  to  a  point  on  the
         North-South mid-section line of Section 17, Township 1 North,
         Range 4 East,  990 feet South of the North quarter  corner of
         said  Section  17;   thence   Northerly   along   North-South
         mid-section lines of said Section 17 and Sections 8 and 5, Township 1 North, Range 4 East, to center of said Section 5,
         said point  being  designated  as "F" on  Exhibit  3;  thence    "F"
         westerly  along  the  East-West  mid-section  lines  of  said
         Section 5 and Section 6, Township  North,  Range 4 East,  and
         Section  1,   Township  1  North,   Range  3  East,   to  the
         intersection  of  the  said  East-West  mid-section  line  of
         Section 1 with the South right-of-way line of the Grand Canal as now located (see Note 2); thence  Northwesterly  along the said South  right-of-way line of the Grand Canal through said
         Section 1 and Section 2, Township 1 North, Range 3 East, and Sections 35 and 34, Township 2 North, Range 3 East, to a
         point 660 feet West of the East line of said Section 34, said
         point being  designated as "G" on Exhibit 3; thence Northerly    "G"
         and parallel to the East line of said Section 34 and continuing Northerly and parallel to the East lines of Sections 27 and 22, Township 2 North, Range 3 East, to a
         point in said  Section  22 which is 660 feet West of the East line of said  Section  22 and 1,320  feet  North of the South line  of  said  Section  22;  thence  Westerly  along  a line parallel  to and 1,320  feet  North of the South line of said
         Section 22 to a point which is 660 feet East of the West line of said Section 22; thence Northerly and parallel to the West line of said Section 22 and continuing Northerly and parallel to the West lines of  Sections  15 and 10,  Township 2 North,
         Range 3 East, to a point where said line intersects the South right-of-way line of the Arizona Canal as now located (see
         Note 1),  said point  being  designated  as "H" on Exhibit 3;    "H"
         thence Northwesterly along the said South right-of-way line of the Arizona Canal through said Section 10, and Sections 3 and 4, Township 2 North, Range 3 East, and Sections 33, 32,
         29 and 30, Town-

                                                Article II - Section C


         ship 3 North, Range 3 East, to a point on said South right-of-way line of the Arizona Canal which is 660 feet West of the East line of said Section 30, Township 3 North,  Range
         3 East,  said  point  being  designated  as "J" on Exhibit 3;    "J"
         thence Southerly on a line parallel to the East lines of said
         Section 30 and Section 31,  Township 3  North,  Range 3 East,
         and continuing Southerly on a line parallel to the East lines of Sections 6, 7, 18 and 19, Township 2 North,  Range 3 East,
         to a point on the South  right-of-way line of the Grand Canal as now located (see Note 2); thence  Southwesterly  along the said South  right-of-way line of the Grand Canal through said
         Section 19,  Township 2 North,  Range 3 East, and Sections 24
         and 25, Township 2 North,  Range 2 East, to its  intersection with the East line of Section 26,  Township 2 North,  Range 2
         East; thence Northerly along the East line of said Section 26 to the Northeast  corner of said Section 26; thence  Westerly along  the North  line of said  Section  26 to the  Northwest corner of said Section 26, the point of beginning,  same said
         point being  designated as "A" on Exhibit 3; a map or plat of    "A"
         which is attached hereto as Exhibit 3 and by reference made a part of this Agreement.

                  (Note 1. Arizona  Canal  as  now  located  is  being
                           surveyed  and  monumented,   and  upon  the
                           completion   of   such   survey   and   its
                           acceptance  by  the  parties   hereto  such
                           survey   shall  become  a  part  hereof  by
                           reference.)

                  (Note 2. Grand   Canal  as  now   located  is  being
                           surveyed  and  monumented,   and  upon  the
                           completion   of   such   survey   and   its
                           acceptance  by  the  parties   hereto  such
                           survey   shall  become  a  part  hereof  by
                           reference.)

                  (b) Towns. Areas generally surrounding and including certain of the towns within the boundaries of the Salt River Project, as follows:

Article II - Section C


         (1) Chandler. All that territory lying within the the following described boundaries:

                           Beginning  at the  Northwest  corner of  Section  28,
                  Township 1 South, Range 5 East, Gila and Salt River Base and Meridian; thence Easterly along the North lines of said
                  Section 28 and Section 27, Township 1 South, Range 5 East, to the Northeast corner of said Section 27; thence Southerly along the East lines of said Section 27 and Section 34, Township 1 South, Range 5 East, to the Southeast corner of said Section 34; thence Westerly along the South lines of said
                  Section 34 and Section 33, Township 1 South, Range 5 East, to the Southwest corner of said Section 33; thence Northerly along the West lines of said Section 33 and said Section 28 to the Northwest corner of said Section 28, the point of beginning; a map or plat of which is attached hereto as
                  Exhibit 4 and by reference made a part of this Agreement.

         (2)      Gilbert.   All  that  territory  lying  within  the  following
                  described boundaries:

                           Beginning  at a point on the West line of  Section 1,
                  Township 1 South, Range 5 East, Gila and Salt River Base and Meridian, 1,320 feet North of the Southwest corner of said
                  Section 1; thence Easterly and parallel to the South lines of said Section 1, and Section 6, Township 1 South, Range 6 East, to a point on the East line of said Section 6, said point being 1,320 feet North of the Southeast corner of said Section 6; thence Southerly along the East lines of said Section 6, Sections 7 and 18, Township 1 South, Range 6 East, to a point 1,320 feet North of the Southeast corner of said Section 18; thence Westerly and parallel to the South lines of said
                  Section 18 and Section 13, Township 1 South, Range 5 East, to a point on the West line of

                                                          Article II - Section C


                  Section 13, said point being 1,320 feet North of the Southwest corner of said Section 13; thence Northerly along the West lines of said Section 13, Section 12, and said
                  Section 1, Township 1 South, Range 5 East, to a point 1,320 feet North of the Southwest corner of said Section 1, the point of beginning; a map or plat of which is attached hereto as Exhibit 5 and by reference made a part of this Agreement.

         (3) Glendale. All that territory lying within the following described boundaries:

                      Beginning  at a point  on the  North  line of  Section  6,
                  Township 2 North, Range 2 East, Gila and Salt River Base and Meridian, 660 feet East of the Northwest corner of said
                  Section  6;  thence  Easterly  along the  North  lines of said
                  Section 6 and Section 5, Township 2 North, Range 2 East, to the Northeast corner of said Section 5; thence Southerly along the East line of said Section 5 to a point 1,320 feet North of the Southeast corner of said Section 5; thence Easterly and parallel to the South line of Section 4, Township 2 North, Range 2 East, for a distance of 1,320 feet; thence Southerly and parallel to the West lines of said Section 4 and Section 9, Township 2 North, Range 2 East, to a point in the South line of Section 9, Township 2 North, Range 2 East, 1,320 feet East of the Southwest corner of said Section 9; thence Westerly along the South lines of said Section 9, and Sections 8 and 7, Township 2 North, Range 2 East, to a point 660 feet East of the Southwest corner of said Section 7; thence Northerly and parallel to the West lines of said Section 7 and said Section 6 to a point on the North line of said Section 6, said point being 660 feet East of the Northwest corner of said
                  Section 6, the point of beginning; a map or plat of which is attached hereto as Exhibit 6 and by reference made a part of this Agreement.

Article - Section C


         (4)      Peoria.   All  that  territory   lying  within  the  following
                  described boundaries:

                           Beginning  at the  Northwest  corner of  Section  22,
                  Township 3 North, Range 1 East, Gila and Salt River Base and Meridian; thence Easterly along the North lines of said
                  Section 22 and Section 23, Township 3 North, Range 1 East, to the Northeast corner of said Section 23; thence Southerly along the East lines of said Section 23 and Section 26, Township 3 North, Range 1 East, to the Southeast corner of said Section 26; thence Westerly along the South lines of said
                  Section 26 and Section 27, Township 3 North, Range 1 East, to the Southwest corner of said Section 27; thence Northerly along the West lines of said Section 27 and said Section 22 to the Northwest corner of said Section 22, the point of beginning; a map or plat of which is attached hereto as
                  Exhibit 7 and by reference made a part of this Agreement.

         (5) Scottsdale. All that territory lying within the following described boundaries:

                           Beginning  at the  Southwest  corner of  Section  27,
                  Township 2 North, Range 4 East, Gila and Salt River Base and Meridian; thence Northerly along the West line of said Section 27 to the South right-of-way line of the Arizona Canal as now located (see Note 1); thence in a Northeasterly direction along said South right-of-way line of the Arizona Canal through said Section 27 and Sections 22 and 23, Township 2 North, Range 4 East, to its intersection with the North line of said Section 23; thence Easterly along the North line of said Section 23 to the Northeast corner of said Section 23; thence Southerly along the East lines of said Section 23 and
                  Section 26, Township 2 North, Range 4 East, to the Southeast corner of said Section

                                                          Article II - Section C


                  26; thence Westerly along the South lines of said Section 26 and said Section 27 to the Southwest corner of said Section 27, the point of beginning; a map or plat of which is attached hereto as Exhibit 8 and by reference made a part of this Agreement.

                           (Note 1. Arizona   Canal  as  now  located  is  being
                                    surveyed  and   monumented,   and  upon  the
                                    completion of such survey and its acceptance by the parties hereto such survey shall become a part hereof by reference.)

         (6) Tempe. All that territory lying within the following described boundaries:

                           Beginning at a point on the South line of Section 21,
                  Township 1 North, Range 4 East, Gila and Salt River Base and Meridian, 1,320 feet East of the Southwest corner of said
                  Section 21; thence Northerly and parallel to the West lines of said Section 21 and Sections 16 and 9, Township 1 North, Range 4 East, to a point 2,640 feet North of the South line of said Section 9; thence Easterly and parallel to the South lines of said Section 9 and Sections 10 and 11, Township 1 North, Range 4 East, to a point 2,640 feet East and 2,640 feet North of the Southwest corner of said Section 11; thence Southerly and parallel to the West lines of said Section 11 and Sections 14 and 23, Township 1 North, Range 4 East, to a point on the South line of said Section 23; thence Westerly along the South lines of said Section 23 and Sections 22 and 21, Township 1 North, Range 4 East, to a point 1,320 feet East of the Southwest corner of said Section 21, the point of beginning; EXCEPTING therefrom Block 67 of the original Townsite of Tempe a map or plat of

Article II - Section C


                  which is attached hereto as Exhibit 9 and by reference made a part of this Agreement.

         (c)      Miscellaneous. The following additional miscellaneous areas:

                  (1) That area near Tempe, Arizona (commonly referred to as the Borden Plant Area), particularly described as follows:

                           Beginning  at a point on the  North-South  midsection
                  line of Section 23, Township 1 North, Range 4 East, Gila and Salt River Base and Meridian, where said mid-section line intersects the North right-of-way line of the old Tempe-Mesa Highway; said point being North 0(degree)43' West 1733.35 feet from the center of said Section 23; thence North 0(degree) 43' West 44 feet; thence South 85(degree) 19' East 75 feet; thence North 88(degree) 29' East 100 feet; thence North 80(degree) 17' East 100 feet; thence North 71(degree) 47' East 100 feet; thence North 64(degree) 10' East 100 feet; thence North 57(degree) 52' East 135 feet; thence North 41(degree) 09' East 485 feet; thence South O(degree) 31' East 552.2 feet to a point on the North right-of-way line of the old Tempe-Mesa Highway; thence Westerly along said North right-of-way line to point of be ginning; a map or plat of which is attached hereto as Exhibit 10 and by reference made a part of this Agreement.

                  (2) The following described area:

                           That part of the  Northwest  quarter of  Section  10,
                  Township 1 South, Range 5 East, Gila and Salt River Base and Meridian, now being used for residential purposes, more fully described as follows:

                                                     Article II - Sections C & D


                           Beginning at the center of said Northwest  quarter of
                  Section 10; thence East 900 feet; thence South 185 feet; thence West 900 feet; thence South 75 feet; thence West 336 feet; thence North 585 feet; thence East 336 feet; thence South 325 feet to said center of Northwest quarter of Section 10, the point of beginning; a map or plat of which is attached hereto as Exhibit 11 and by reference made a part of this Agreement.

         2. Other Arizona Areas. The Company shall further have the exclusive right, insofar as the District is concerned, to provide electric service for all purposes in all other territory within the State of Arizona except the territory described in Paragraphs 1 and 2 (b) of Section B of this Article II.

         3. Eastern Area. The Company shall have the exclusive right, insofar as the District is concerned, in the territory described in Paragraph 2 (b), Section B of this Article II, to supply electric service to all customers and types of load not allocated to the District in said territory, subject to the provisions of subparagraph (3) of Paragraph 2 (a), Section B of this Article II, with respect to the right of the District to supply to the Company its requirements of electric power and energy for use and for resale in said territory.

         SECTION D - Exceptions and Reservations
                     ---------------------------

         Notwithstanding the allocation of territory, customers and types of load contained in this Agreement, the following exceptions and reservations are acknowledged and agreed to and service of electric power and energy under such exceptions and reservations may be made as hereinafter particularly provided, and such service shall not be in violation of this Agreement:

         1. Own Facilities and Installations. Each party hereto may serve its own facilities and installations with electric power and energy, regardless of the location of such facilities and installations. By "facilities and installations", the parties hereto mean all power plants, substations, water pumps and pumping plants, office buildings, shops

Article II - Section D


and related facilities owned and/or operated by or on behalf of the Company or the District, and used by the parties in performing their normal functions, except that any facilities and installations leased by one party to the other shall, for the purposes of this Section, be deemed to be facilities and installations of the lessee.

         2. Salt River Valley Water Users' Association. The District may serve the facilities and installations of the Salt River Valley Water Users' Association with electric power and energy, regardless of the location of such facilities and installations. By "facilities and installations", the parties hereto mean all substations, water pumps and pumping plants, office buildings, shops and related facilities owned and/or operated by or on behalf of the Association and used by the Association in performing its normal functions.

         3. Roosevelt Irrigation District. The District may serve electric power and energy to the Roosevelt Irrigation District for the purpose of pumping water within the boundaries of the Salt River Project pursuant to that certain contract between the Roosevelt Irrigation District and the Salt River Valley Water Users' Association, dated February 12, 1927, as amended.

         4. Gila River Reservation Contract of 1907. In the event service is lawfully required under the terms of that certain agreement between the United States of America and the Salt River Valley Water Users' Association, executed by the Secretary of the Interior on behalf of the United States of America on the 3rd day of June 1907, the District may provide such service to the extent required by such contract.

         5. Kennecott Copper Corporation. Notwithstanding the fact that Kennecott Copper Corporation may sell or deliver a portion of the electric power and energy purchased by it from District to Ray Electric and Telephone Company or its successors for resale in the towns of Ray, Hayden, Sonora and Kelvin, Arizona, such sale or delivery by District to Kennecott Copper Corporation shall not constitute a violation of this Agreement.

                                                          Article II - Section D


         6. Indian Service Standby Agreement. In its letter dated July 2, 1954, the District has proposed a contract among the District, the Bureau of Indian
Affairs of the United States of America and Kennecott Copper Corporation, covering mutual standby arrangements pursuant to which the only delivery of electric power and energy from District's system into territory allocated to the Company is to be the furnishing of standby service on a mutual basis for the protection of the service on the Bureau of Indian Affairs 69 kilovolt system through the Hayden interconnection point, together with any wheeling arrangements required to effectuate such emergency standby. Deliveries under such contract shall not constitute violation of this Agreement.

         7. Existing Arrangements with Arizona Power Authority.

         (a) 30,000 kw Contract between Company and Arizona Power Authority. under the terms of a letter of intent dated April 30, 1953, the Company has agreed to sell up to 30,000 kw of power to the Arizona Power Authority. Deliveries of power and energy under the contract to be entered into between the Company and the Authority pursuant to said letter of intent shall not constitute a violation of this Agreement.

         (b) Standby Arrangements. Under the terms of the contract between the Arizona Power Authority and the Company dated April 30, 1953, the parties thereto agreed to provide for reciprocal emergency assistance or standby during outages of facilities of the parties to said contract. Deliveries of power and energy for such purposes under such contract shall not constitute a violation of this Agreement.

         8. Off-Peak Energy Sales. Each of the parties hereto may sell off-peak energy to the Arizona Power Authority pursuant to the terms of the proposals of each party to the Arizona Power Authority by letters dated October 27, 1954, and the respective acceptances of Arizona Power Authority to each dated November 1, 1954, or in accordance with any formal written agreement, which from time to time may be made in

Article II - Section D


conformity with the terms of such letter proposals and acceptances, regardless of where such energy is sold or ultimately consumed.

         9. Future Sales to Public Agencies. Recognizing that under various circumstances it may neither be practicable nor be in the public interest for Arizona Power Authority and United States Department of Interior, Bureau of Reclamation, in purchasing power and energy from either of the parties hereto, to be subject to restrictions arising from this Agreement, it is agreed that each party hereto may hereafter enter into contracts with and make sales of power and energy to Arizona Power Authority and Bureau of Reclamation without limitations, insofar as the other party hereto is concerned, as to where such power and energy may be sold or where it may ultimately be consumed.

         10. Boundary Customers. In the event that any single premises of a customer shall be situated partly in the territory allocated to the Company and partly in the territory allocated to the District, electric power and energy may be sold to such customer by either party at the option of the customer, provided that the delivery point is located on such premises and within the territory of the supplier, and provided further, that there be no consumption of any such power and energy other than by such customer on such premises. In such case, delivery of any such power and energy by one party which may be used by the customer within the territory of the other party shall not be deemed a violation of this Agreement. For the purposes of this provision, the term "premises" shall be defined as all buildings and/or grounds of a customer which are contiguous and which normally would be supplied from one delivery point, and the term "delivery point" shall mean the point at which the electric facilities of the supplier attach to those of the customer.

         Neither party will, upon the relocation of a delivery point into its territory, undertake service theretofore rendered by the other party

                                                          Article II - Section D


under the foregoing conditions unless the relocation of the delivery point has become advisable, upon the basis of proper and usual engineering practices, due to a change in the amount of load, the location of load, or other engineering or operating factors relating to the electric consumption by the customer. Whether such relocation has so become advisable by reason of the foregoing factors shall be determined by the party to whose territory the delivery point is to be moved but such party shall not make such determination arbitrarily or capriciously and shall submit to the other party prior to the undertaking of service the facts and data upon which such determination was based.

         Whenever service is initiated by a party hereto to such a customer, and conditions thereafter shall change so that any of the requirements above set out, are no longer met, service to such premises and/or any new premises created by such change shall be rendered in conformity with the provisions of this Agreement including the provisions of this Paragraph 10 or shall constitute a violation of this Agreement.

         11. Miscellaneous. It is recognized that there may be instances where it would be in the interests of the public and of the parties hereto to have electric power and energy delivered by one party for use or consumption in the territory or by customers or for a type of load allocated to the other party. Any such deliveries shall not be a violation of this Agreement if made by one party with the written consent and approval of a representative of the other party authorized by its Board of Directors to sign such consents and approvals. Such written consent and approval shall be given in cases where such other party is unable or unwilling to supply service but the giving of such consent and approval may be conditioned upon reasonable terms and conditions under which such other party may at some future time take over the supply of electric service to the customer or customers involved and acquire ownership of facilities installed for such services at their original cost less book depreciation.

Article II - Section E


         SECTION E - Transfer of Facilities
                     ----------------------

         It is recognized that by virtue of the terms of this Agreement and the reallocation of territory and customers between the parties, certain territory and customers now served by the District will be served in the future by the Company, and certain territory and customers now served by the Company will be served in the future by the District.

         1. Upon written request by the District, the Company will discontinue providing electric service in areas presently served by the Company that are within the territory allocated to the District in Paragraph I of Section B of this Article II, and the District will thereupon provide the electric service so discontinued; and concurrently therewith Company will sell and District will buy facilities and installations within such areas that in Company's judgment are no longer needed by it.

         The parties have heretofore agreed upon and designated those of Com pany's facilities and installations which were in place within such areas as of November 30, 1954, and which are to be transferred to District hereunder. The price for the facilities of Company to be transferred to District hereunder shall be $67,063.15, plus the original cost installed of any other facilities finally transferred which shall have been installed after the 30th day of November, 1954, and prior to the date of transfer, and less the appraised value of any facilities of Company which were included in the amount above set out and which shall have been removed from said areas during such period. The amounts of such additions and subtractions shall be determined by a competent person selected by mutual agreement of the parties who shall determine said amounts from, available records and if advisable verify them by suitable field checks. The cost of such determination shall be paid by the Company and shall be included in the price for the facilities.

         2. Upon written request by the Company, the District will discontinue providing electric service in areas and to customers presently served by the District that are hereby allocated to the Company, and the Company will thereupon provide the electric service so discontinued.

         Excepting the District's 115 KV transmission line extending from the vicinity of Florence Junction, Arizona, to the vicinity of Coolidge, Arizona, and the District's Blackwater Substation located in the vicinity of Coolidge, Arizona, the District, concurrently with the discontinuance of service, will

                                                          Article II - Section E


sell and the Company will buy all District facilities and installations within territory allocated to the Company that in District's judgment are no longer needed by it. Similarly the District will sell and the Company will buy the facilities and installations in the Eastern area which in District's judgment are no longer needed by it and which were theretofore used sorely for serving customers to whom service is so discontinued.

         The parties have heretofore agreed upon and designated those of District's facilities and installations which were in place within such areas as of November 30, 1954, and which are to be transferred to Company hereunder. The price for the facilities of District to be transferred to Company hereunder shall be $1,304,926.27, plus the original cost installed of any other facilities finally transferred which shall have been installed after the 30th day of November, 1954, and prior to the date of transfer, and less the appraised value of any facilities of District which were included in the amount above set out and which shall have been removed from said areas during such period. The amounts of such additions and subtractions shall be determined by a competent person selected by mutual agreement of the parties who shall determine said amounts from available records and if advisable verify them by suitable field checks. The cost of such determination shall be paid by the District and shall be included in the price for the facilities.

         3. Upon the sales of the facilities hereinabove referred to by the District or the Company, the seller shall execute and deliver appropriate bills of sale and/or deeds transferring to the other party the facilities and/or land so being sold, and shall, in addition, transfer by quit claim, deed or such other instrument or instruments as the parties may deem proper, such transferable licenses, leases, permits, easements or rights of way as the seller shall have for and in connection with such facilities so being sold, and shall give purchaser any necessary easements for such transferred facilities located on land owned by seller.

         4. Upon the transfer of territory, customers or facilities, the parties will make reasonable arrangements covering refundable line advances, security deposits, accounts receivable, unbilled revenue, transfer of records, prepayments, cut-over schedules and other matters in connection with the territory facilities and customers being transferred.

Article III - Section A


                                   ARTICLE III
                                   -----------

                                 POWER CONTRACTS
                                 ---------------

         This Agreement shall not become effective and binding until the execution by the parties hereto of the proposed power contract or contracts between the District and the Company referred to in Sections A and D of this
Article III. The contracts referred to in this Article III, which may or may not be embodied in a single instrument, shall embody substantially the matters hereinafter set forth, and for the purpose of identification the power contracts herein agreed to be entered into shall, upon becoming effective, be attached to this Agreement.

         SECTION A - Territory Equivalent Power Contracts
                     ------------------------------------

         1. Superior Area. The District will agree to sell and the Company will agree to buy the equivalent of all the electric power necessary for the present and future use and resale requirements of the Company in Superior, Arizona, and vicinity, delivered at the District's Superior Substation or such other point, or points, of delivery as may be agreed upon, with initial delivery to be made on the date specified in the power contract embodying these terms, and at a price to be mutually agreed upon and incorporated into the power contract.

         2. Globe-Miami Area. The District will agree to sell and the Company will agree to buy the equivalent of all of the electric power necessary for the present and future use and resale requirements of the Company in the area of Globe and Miami, Arizona, and vicinity, in excess of any power output from Company's present generating units located in said area. The electric power herein referred to may initially be delivered at 25 cycles at Company's Miami Diesel Generating Station or such other delivery point or points as may be agreed upon, at a price, time and rate of delivery to be mutually agreed upon and incorporated into the power contract. In the event District shall in the future find it advisable in fulfilling its obligations in the area to reduce or discontinue delivery of 25 cycle power at the Globe-Miami delivery point,

                                                         Article III - Section A


District may submit to Company a proposal under which it will substitute 60 cycle delivery, in which event the parties shall proceed to effect arrangements for such 60 cycle supply in accordance with the provisions of Paragraph 4 of this Section A. ln the event such 60 cycle supply shall substitute in whole for the 25 cycle supply provided for in this Paragraph 2, the power contract providing for such 25 cycle supply shall be of no further force and effect.

         3. Winkelman Area. The District will agree to sell and the Company will agree to buy the equivalent of all the electric power necessary for the present and future use and resale requirements of the Company in Winkelman, Arizona, and vicinity, at a price, point, time and rate of delivery to be mutually agreed upon and incorporated into the power contract.

         4. Other Power Requirements in the Eastern Area. The District will agree to sell and the Company will agree to buy the equivalent of all of the electric power and energy necessary for future use and resale requirements of the Company in portions of the Eastern area other than those described in Paragraphs 1, 2 and 3 of this Section A, and for requirements of Company in the Globe-Miami area in addition to or in lieu of the initial 25 cycle delivery for such area provided for in Paragraph 2 of this Section A, and in reference to such requirements the power contract shall, among other things, provide for the following matters:

         (a) Proper and reasonable notice of such requirements shall be given by Company to District.

         (b)      District   shall  submit  a  proposal  to  Company   within  a
                  reasonable time stating terms, conditions, method and price under which it will supply such requirements.

         (c) If such proposal is not acceptable to the Company and the method of supply shall be in dispute between the parties, such dispute as to method of supply shall be sub-

Article III - Section A


                  mitted to arbitration and the decision of the arbitration board shall be binding upon the parties in subsequent negotiations relating to price, terms and conditions for the particular additional requirement then under consideration, subject to the provisions of paragraph (g) hereunder.

         (d) In determining the most economically sound method of supply for such additional requirements, the arbitration board shall give proper consideration, among other things, to District's responsibilities for supplying the current and future power requirements of the Eastern area and for providing a transmission system for such supply, and shall also give consideration to Company's responsibilities in the area and the adequacy and reliability of the method to be selected and the suitability of the selected method for future power supply to Company at the requested location or at other locations in the Eastern area.

         (e) A method of supply having been agreed upon by the parties or selected by the arbitration board, the parties shall then seek to agree upon a price and related conditions applicable to the method of supply so agreed upon or selected.

         (f) If the parties shall fail to agree on the price to be charged for the supply of such additional requirements by the agreed upon or selected method, either party may demand arbitration and the arbitration board will be asked to determine whether District's cost is less than Company's cost, and if so to determine a price for such supply which is midway between such costs of District and Company. As used in this Paragraph 4, "cost" shall include the elements normally used in arriving at cost in the utility industry which shall be particularly provided in the power contracts here agreed to be entered into.

                                                         Article III - Section A


         (g) The findings of the arbitration board or boards under subparagraphs (c) and (f) above shall be binding upon both parties, provided, however, that District shall not be bound to use the identical method agreed upon or selected by the arbitration board but may provide such supply by a method superior to the agreed upon or selected method.

         (h) If the arbitration board determines that no such price, meeting the criteria of subparagraph (f) of this Paragraph 4, is possible, it shall state Company's cost found under said subparagraph, and the parties shall then proceed as follows:

                  (1)      Resume negotiations in an effort to reach agreement.

                  (2) If agreement is not reached within a reasonable time, District may, at its election, supply service by the agreed upon or selected method or a superior method, at Company's cost as found by the arbitration board, or if District does not so supply such service, then

                  (3) Company shall have the right to obtain service at the requested location from any other sources then available to Company, provided, however, that Company shall not be released from its obligation to buy equivalent power, such equivalent power to be sold and purchased at established prices and points of delivery as provided for in the power contract or contracts or, if the parties should agree otherwise, at other prices, points, times and rates of delivery.

         5. Marinette Area. The District will agree to sell and the Company will agree to buy the equivalent of all of the electric power necessary for present and future use and resale requirements of Company in an area herein referred to as the Marinette area of Maricopa County, Arizona, and presently served by the District, such area or territory being included within the following described boundaries:

Article III - Section A


                  Beginning at the Northwest corner of Section 6, Township 4 North, Range 1 East, Gila and Salt River Base and Meridian; thence Easterly along the North line of Township 4 North to the Northeast corner of Section 1, Township 4 North, Range 1 East; thence Southerly along the East line of Range 1 East to its intersection with the North right-of-way line of the Arizona Canal as now located (see Note 1); thence Northwesterly along the said North right-of-way line of the Arizona Canal to a point 660 feet East of the West line of Section 1, Township 3 North, Range 1 East; thence Northerly and parallel to the West line of said Section 1 to a point more or less in the center of Skunk Creek, said point being 800 feet South of the North line of said
         Section 1; thence Southwesterly on a straight line to a point on the West line of said Section 1, said point being 900 feet South of the Northwest corner of said Section l; thence Southwesterly on a straight line to a point 660 feet West and 600 feet North of the East quarter corner of Section 2, Township 3 North, Range 1 East; thence Southwesterly on a straight line to a point 660 feet East and 200 feet South of the center of said Section 2; thence Southwesterly on a straight line to a point 800 feet West and 850 feet North of the South quarter corner of said Section 2; thence Westerly and parallel to the South line of said Section 2 to a point 1,000 feet East of the West line of said Section 2; thence Southwesterly on a straight line to a point on the South line of said Section 2, said point being 800 feet East of the Southwest corner of said Section 2; thence Southwesterly on a straight line to a point on the West line of Section 11, Township 3 North, Range 1 East, 660 feet South of the Northwest corner of said
         Section 11; thence Southwesterly on a straight line to a point 660 feet East and 350 feet North of the Southwest corner of Section 10, Township 3 North, Range 1 East; thence Southwesterly on a straight line to a point 660 feet East and 660 feet North of the South quarter corner of
         Section 16, Township 3 North, Range 1 East; thence Southwesterly on a straight line to the center of Section 21, Township 3 North, Range 1 East; thence Southwesterly on a straight line to a point 660 feet East and 1,320 feet South of the Northwest corner of Section 28, Township 3 North,

                                                         Article III - Section A


         Range 1 East; thence Southwesterly on a straight line to the Southwest corner of said Section 28; thence Southwesterly on a straight line to a point on the East-West mid-section line of Section 32, Township 3 North, Range 1 East, 1,320 feet West of the East quarter corner of said
         Section 32; thence Southerly on a straight line to a point 1,320 feet West and 1,320 feet South of the Northeast corner of Section 5, Township 2 North, Range 1 East; thence Southwesterly on a straight line to the center of said Section 5; thence Southerly along the North-South mid-section line to the South quarter corner of said Section 5; thence Southwesterly on a straight line to a point on the North line of
         Section 18, Township 2 North, Range 1 East, 1,320 feet West of the Northeast corner of said Section 18; thence Southwesterly on a straight line to a point on the East-West mid-section line of said Section 18, said point being 1,320 feet East of the West quarter corner of said
         Section 18; thence Southwesterly on a straight line to the Southwest corner of said Section 18; thence Northerly along the West line of Range 1 East to the Northwest corner of Section 6, Township 2 North, Range 1 East; thence Westerly along the South line of Township 3 North to the Southwest corner of Section 31, Township 3 North, Range 1 West; thence Northerly along the West line of Range 1 West to the Northwest corner of Section 6, Township 3 North, Range 1 West; thence Easterly along the North line of Township 3 North to the Southwest corner of
         Section 31, Township 4 North, Range 1 East; thence Northerly along the West line of Range l East, to the Northwest corner of Section 6, Township 4 North, Range 1 East, the point of beginning; a map or plat of which is attached hereto as Exhibit 12 and by reference made a part of this Agreement.

                  (Note 1. Arizona  Canal as now located is being  surveyed  and monumented, and upon the completion of such survey and its acceptance by the parties hereto such survey shall become apart hereof by reference.)

Article III - Section A


         Such electric power shall be sold and purchased at prices, points, times and rates of delivery to be mutually agreed upon and incorporated into the power contract.

         6. Camelback Area (North of Camelback Mountain). The District will agree to sell and the Company will agree to buy the equivalent of all of the electric power necessary for the present and future use and resale requirements of Company in an area herein referred to as the Camelback area, located north of Camelback Mountain, and presently served by the District, such area or territory being included within the following boundaries:

                  Beginning at the Northeast corner of Section 12, Township 2 North, Range 4 East, Gila and Salt River Base and Meridian; thence Southerly along the East line of said Section 12 to its intersection with the North right-of-way line of the Arizona Canal as now located (see Note 1); thence Westerly along the said North right-of-way line of the Arizona Canal to its intersection with the South line of Section 14, Township 2 North, Range 4 East; thence Westerly along the South line of said Section 14 and the South line of Section 15, Township 2 North, Range 4 East, to the Southwest corner of said Section 15; thence Westerly along the South line of Section 16, Township 2 North, Range 4 East, to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 16; thence Northerly and parallel to the East line of said Section 16 for a distance of 660 feet; thence Westerly and parallel to the South line of said Section 16, more or less along the ridge of Camelback Mountain, for a distance of 1,980 feet; thence Northwesterly, more or less along said ridge, on a straight line to a point on the East-West mid-section line of Section 17, Township 2 North, Range 4 East, said point being 660 feet East of the center of said Section 17; thence Westerly along the East-West mid-section line of said Section 17 and along the East-West mid-section line of Section 18, Township 2 North, Range 4 East, to the center of said Section 18; thence Northerly along the North-South mid-section line of said section 18 and the North-South mid-

                                                         Article III - Section A


         section line of Section 7, Township 2 North, Range 4 East, to the North line of said Section 7; thence Easterly along the North line of said
         Section 7 and continuing Easterly along the North lines of Sections 8, 9, 10, 11 and 12, Township 2 North, Range 4 East, to the Northeast corner of said Section 12, the point of beginning; a map or plat of which is attached hereto as Exhibit 13 and by reference made a part of this Agreement.

                  (Note 1. Arizona  Canal as now located is being  surveyed  and monumented, and upon the completion of such survey and its acceptance by the parties hereto such survey shall become a part hereof by reference.)

         Such electric power shall be sold and purchased at a price, points, times and rates of delivery to be mutually agreed upon and incorporated into the power contract.

         7. Continuation of Sale of 12,000 KW. The parties hereto will enter into a contract incorporating therein the present sale of 12,000 kilowatts by the District to the Company, which said 12,000 kilowatts is sold to the Company under and by virtue of the provisions of the Agreement of 1922, the Agreement of 1925, and the Agreement of 1928, all as amended, and hereinbefore referred to. It is agreed that such power contract which will incorporate the provisions of this Paragraph 7 shall have for its purpose the continuation of a sale of 12,000 kilowatts of power by the District to the Company at a price which is the sum of
(1) demand charge of $1,000 per month, and (2) an energy charge equal to the energy equivalent of 100% use of the contract demand of 12,000 kilowatts multiplied by 8 mills ($0.008) per kilowatt-hour, and under substantially the same conditions as are now in effect with respect to such sale, such sale to continue until June 1, 1961, at which time the power rate to be charged was to have been re-determined under provisions of the Agreement of 1928, as amended. Upon such expiration date of June 1, 1961, 12,000 kilowatts shall be added to the amount of power to be sold by District to Company as provided for in Section B

Article III - Sections A & B


of this Article III, at the same power rate to be charged, and under the same terms and conditions as for the sale and purchase of the 50,000 kilowatts of power referred to in Section B of this Article III. In the event by reason of unforeseen circumstances such 50,000 kilowatt agreement is not finally consummated, the power contract covering the sale and purchase of such 12,000 kilowatts shall, instead of expiring on June 1, 1961, continue until June 1, 1978, and on June 1, 1961 and at 5 year intervals thereafter, either party may determine by written notice given to the other party not less than ninety (90) days prior thereto that the rate to be charged for such 12,000 kilowatts and accompanying energy shall be readjusted by mutual agreement or by arbitration as ma, be provided for in the power contract here agreed to be entered into, and the rate so determined shall be charged until and unless the rate is again readjusted in accordance with the terms of this Paragraph 7.

         SECTION B - Additional Power Contract
                     -------------------------

         1. The District will agree to sell and the Company will agree to buy 50,000 kilowatts of power to aid Company in supplying its resale requirements in the territory herein allocated to the Company within the boundaries of the Salt River Project, at prices, points and rates of delivery to be mutually agreed upon and incorporated into the power contract.

         2. The delivery of said 50,000 kilowatts of power to the Company shall commence on April 1, 1957, or on the date that the District's steam electric generating plant of a nominal capacity of 100,000 kilowatts, presently scheduled for completion in 1957, shall be placed in commercial operation, but not later than June 1, 1957, unless completion of said plant be delayed beyond June 1, 1957, due to causes beyond the District's control. The parties shall agree that from time to time the said 50,000 kilowatt contract rate of demand may be increased at prices, points and rates of delivery to be mutually agreed upon between the parties.

                                                         Article III - Section C


         SECTION C - General Terms and Conditions
                     ----------------------------

         1. Each of the power contracts provided for in Sections A and B of this
Article III shall, with the exception of the contract provided for in Paragraph 7 of said Section A, contain the following general provisions:

         (a) Escalator clauses relating to labor, materials, fuel, insurance, purchased power and taxes to the extent that such components are or may be a part of the cost of the power to be sold. Such escalation shall be up or down as changes shall occur.

         (b) Usual and ordinary clauses concerning reliability of power sold by District.

         (c) A provision that contracts shall be of permanent duration, subject only to District's right of cancellation upon three years' notice first having been given by District to Company.

         (d) A provision that any portion of the power purchased by the Company which is reduced or cancelled by the District shall not be recoverable by District except through consent of the Company.

         (e) A provision authorizing mutually agreeable changes in matters relating to points, times and rates of delivery of power.

         (f) A provision that if this Agreement should be terminated or cease to be effective due to circumstances or events beyond the control of the parties, the parties hereto agree to negotiate and to attempt to reach agreement as to such changes, if any, in the power contracts as are necessitated by such event, and that if this Agreement shall be terminated by the Company pursuant to Paragraph 5 of Section A of Article II hereof due to a voluntary violation by the District, the Company may terminate any or all the power contracts provided for in Paragraphs 1, 2, 3, 4, 5 and 6 of Section A of Article III hereto upon five years' advance notice.

Article III - Section C


         2. Certain of the power contracts provided for in Sections A and B of this Article III shall contain additional provisions as follows:

         (a) A provision in the power contract or contracts provided for in Paragraphs 5, 6, and 7 of Section A and Paragraph 1 of Section B of this Article III that the District shall have the right to reduce the amount of power agreed to be sold thereunder upon three years' notice first having been given by District to Company; provided, that reduction of amounts of power to be sold to Company pursuant to the contracts provided for in said Paragraphs 5 and 6 shall not affect the District's obligation to sell and the Company's obligation to buy the total use and resale requirements of Company in the areas covered by such contracts, less the amount of any such reduction.

         (b) A provision that the prices for power and energy agreed upon in the power contract or contracts covering the deliveries provided for in Paragraphs 1, 2, 3, 5 and 6 of Section A and in Section B of this Article III, shall be in effect until June 1, 1987, subject to the escalation and adjustment provisions included in said contract or contracts. On June 1, 1987, and at thirty year intervals thereafter, the power contract or contracts referred to in this subparagraph (b) shall provide for reopening for review of prices, with the basis for such review being specifically set forth, but generally limited to bringing prices into line with changing conditions, power resources and power market prices. The parties shall agree to arbitration of such prices if mutual agreement cannot be reached during such review.

         (c) A provision that the prices for power and energy agreed upon in the power contract or contracts covering deliveries provided for in Paragraph 4 of Section A of this Article III, shall continue and be in effect as set out in the contracts covering such deliveries which are hereinafter entered into.

                                                 Article III - Sections C, D & E


         (d) A provision in the contract or contracts covering the Eastern area that power to be supplied by District to Company at any point of delivery in such area shall be for use and resale by the Company only at and in the vicinity of such delivery point. The term "Vicinity" as here used means an area within the Eastern area which is or can be served by the Company by means of an electric distribution system employing electric circuits of a voltage not higher than 38 kilovolts.

         SECTION D - Power Coordination Arrangements
                     -------------------------------

         In addition to the contract or contracts provided for in Sections A and B of this Article III, the parties will enter into contractual arrangements, on terms and conditions and for periods to be mutually agreed upon, with respect to the following matters:

         1. Any needed wheeling arrangements relating to the use of transmission and distribution facilities of either party by the other party or for supply of electric service to customers of the other party.

         2.   Provisions  for  mutual  standby  and  for  reciprocal   emergency
assistance.

         3. Provisions for economy energy interchange and interchange of spinning reserve capacity.

         4. Provisions for interchange of power received by the respective parties from Parker Dam, to replace provisions of a similar character in an agreement dated March 31, 1939, between the parties which is to be cancelled as provided in Article IV hereof.

         SECTION E - Differences and Inconsistencies
         -------------------------------------------

         In the event any differences or inconsistencies shall exist between the power contract or contracts as executed and the provisions of this Article III, the power contract or contracts shall govern.

Article III - Section F
Article IV
Article V


         SECTION F - Effect of Cancellation of Power Contracts
                     -----------------------------------------

         This Agreement shall continue and remain in force and effect notwithstanding any reduction of the power to be sold by the District and purchased by the Company, or the cancellation or termination, for any reason whatsoever, of any or all of the power contracts mace pursuant to this Article III.

                                   ARTICLE IV
                                   ----------

                            CANCELLATION OF EXISTING
                            ------------------------
                                   AGREEMENTS
                                   ----------

         1. Territorial Agreements. This Agreement, upon becoming effective, shall replace and effect a cancellation of all existing territorial agreements or understandings, whether formal or informal, between the parties hereto.

         2. Power Contracts. When this Agreement and the power contracts herein referred to in Sections A and D of Article III have become binding and all conditions to which the effectiveness of this Agreement is subject have been satisfied, all previously existing power contracts between the parties hereto and their respective predecessors in interest shall be deemed cancelled.

                                    ARTICLE V
                                    ---------
                          THIRD PARTIES NOT TO BENEFIT
                          ----------------------------

         Nothing contained in this Agreement shall be construed as authorizing or giving rise to any right or cause of action on the part of any person not a party hereto against either or both of the parties hereto.

                                                                      Article VI


                                   ARTICLE VI
                                   ----------

                        EXISTING CONTRACTS FOR SERVICE OF
                        ---------------------------------
                                ELECTRICAL ENERGY
                                -----------------

         As of the date of transfer of facilities from one party hereto to the other, as provided in Section E of Article II, the transferring party shall, where lawfully possible, cancel any existing electric service contracts between it and customers served by such facilities and allocated to such other party by virtue of the provisions of this Agreement.

         In the event any of such contracts are not lawfully cancellable as of such date and the customer being served thereunder refuses to consent to such cancellation, it is agreed that such contract or contracts, where lawfully assignable, shall be deemed assigned to the party having the right by this Agreement to provide service to the particular customer.

         Nothing herein contained shall require the breach of any existing binding and irrevocable electric service contract between any party hereto and any other person or persons, and any such contract or contracts which are neither cancellable nor assignable shall continue to be performed, and service to the customer thereunder shall be rendered by the party having contracted to serve such customer without such service constituting a violation of this Agreement, until the expiration of such contract or contracts, subject, however, to the provisions of Paragraph 1 of Article VIII hereof; and provided that upon the expiration of such contract or contracts, or at the earliest date at which the said party hereto may cancel, annul or terminate said contract or contracts, the party which has been serving such customers, pursuant to such contract or contracts, shall declare such contract or contracts terminated and shall refrain from serving such customers with electric power and energy.

Article VII
Article VIII


                                   ARTICLE VII
                                   -----------

                     INDEMNITY AGAINST CUSTOMERS' CLAIMS AND
                     ---------------------------------------
                    COOPERATION IN DEFENDING VALIDITY OF THIS
                    -----------------------------------------
                          AGREEMENT AND POWER CONTRACTS
                          -----------------------------

         The party hereto, which, as a result of this Agreement, undertakes rendition of electric service to any particular customer formerly served by the other party, shall indemnify and hold the other party harmless against any loss, liability or damage resulting from such transfer of the electric service tendered to such customer.

         It is further agreed that in the event any third person shall seek to invalidate this Agreement or the power contracts herein agreed to be entered into, or shall seek to compel a sale, donation or delivery of electric power and energy by either party hereto which would constitute a violation of this Agreement, or if the validity of this Agreement or the power contracts then in effect shall in any manner be brought into issue in any litigation or proceeding, then and in such event, prompt notification of such event shall be given by the party first having knowledge of such event to the other party, and the parties hereto shall cooperate in defending against such action or proceeding and in upholding the validity of this Agreement and the said power contracts.

                                  ARTICLE VIII
                                  ------------

                                 STREET LIGHTING
                                 ---------------

         1. It is recognized that the Company has entered into an agreement to provide street lighting for the City of Phoenix, Arizona, and that certain of the streets within the City of Phoenix which require and will require street lights are within the territory allocated to the District. It is agreed that until such time as a street lighting contract is entered into between the District and the City of Phoenix in regard to streets lying within the District's territory, or until other arrange-

                                                                    Article VIII
                                                                    Article IX


ments are agreed upon by the parties hereto in regard to lighting such streets, such streets shall, upon City's request to the Company for lighting of such streets, be lighted by the District for the account of the Company at the same rate and under the same terms and conditions provided for in that certain contract dated August 21, 1951, between the City of Phoenix and the Central Arizona Light and Power Company relating to City of Phoenix street lighting.

         2. Notwithstanding the provisions of Paragraph 10, Section D, Article II of this Agreement, relating to electric service on or near the territorial boundaries herein established, each of the parties hereto shall provide all street lighting service in their respective territories; provided, however, that where the territorial boundaries herein established are coincident with public streets or portions of public streets, electric service for street lighting shall be rendered by the party hereto whose territory lies on the North or East side of such street or portion thereof; and provided further, that if in unusual circumstances the foregoing provision does not provide a logical and economic division of such service, the parties shall agree as to which of them will render street lighting service along such street or portion thereof.

                                   ARTICLE IX
                                   ----------

                             MISCELLANEOUS COVENANTS
                             -----------------------

         1. The parties hereto represent and covenant, the Company for and as to itself, and the District for and as to itself, that they are validly existing entities under the applicable laws of Arizona and that they have full authority under the laws of Arizona and of the United States to enter into this Agreement and the power contracts herein referred to, subject only to the satisfaction of the conditions set out in this Agreement and the said power contracts.

         2. The Company covenants and represents that it is a corporation validly organized and existing under the laws of the State of Arizona, and that it will from time to time make all such filings and take

Article IX
Article X


all such steps as may be necessary under said laws to continue its corporate existence so long as it is obligated to fulfill the terms of this Agreement and the power contracts made pursuant thereto.

         3. The District covenants and represents that it is an Agricultural Improvement District validly organized and existing under the laws of the State of Arizona, and that it will take such steps as may be necessary from time to time to continue its existence so long as it is obligated to fulfill the terms of this Agreement and the power contracts made pursuant thereto.

         4. It is understood that both parties shall be entitled from time to time to apply for and receive any certificates, franchises or regulatory approvals or amendments thereof necessary or appropriate for the rendition of electric service not in conflict with the terms of this Agreement.

                                    ARTICLE X
                                    ---------
                       TRANSFERS, MERGERS AND ASSIGNMENTS
                       ----------------------------------

         1. Neither party shall, without the consent of the other party hereto, voluntarily donate, sell, lease, transfer or dispose of any operating part or unit of its electric generation, transmission or distribution system to a third person for use in the production, sale, transmission or distribution of electricity, except where use of the part or unit to be sold has been or is to be discontinued and it is to be removed from the location where it was used, unless such third person shall be or become bound to the other party hereto:

         (a) to observe and abide by the restrictions as to territory and sales of electric power and energy imposed by the provisions of this Agreement upon the party hereto effecting such assignment, transfer or disposition;

         (b)      to  pay  liquidated   damages  and  be  subject  to  the  same
                  additional remedies which would be imposed by this Agreement

                                                                       Article X


                  on  the  party   effecting   such   assignment,   transfer  or
                  disposition, in the event of violation of such territorial and sales provisions; and

         (c) not to sell, lease, donate, transfer or dispose of such part or unit except upon compliance with the provisions of this Paragraph 1, and to bind its successors and assigns in turn to observe the terms, conditions and obligations hereof and to impose on their successors and assigns the obligation to comply with the provisions of this Paragraph 1.

         Nothing in this Paragraph 1 shall prevent either party from selling or transferring to the United States or the Arizona Power Authority any facilities which are now or may be installed to connect with the present transmission system of the Parker-Davis Project United States Department of Interior, Bureau of Reclamation - where:

         (a) Such facilities are of the type ordinarily owned by either the Bureau or the Authority, and

         (b) The selling party has previously financed them in whole or in part for the purpose of facilitating receipt of service, and

         (c) Such sale will in no way alter the service area of either party.

         Nothing herein contained shell prevent either party or any successor or assign thereof from transferring property to another as security pursuant to a mortgage or deed of trust.

         2. The parties hereto further agree that neither the District nor the Company will voluntarily sell, lease, transfer or dispose of all or substantially all of their electric generating, transmission and distribution system to any third person or merge or consolidate with or into any third person, unless there is included in the instrument or instruments of conveyance, assignment, transfer or disposition, or into the the agreement or instrument of merger or consolidation, a provision binding such third person to perform, observe and carry out the coven-

Article X
Article XI


ants, provisions, terms and conditions of this Agreement and of the power contracts hereinabove referred to and then to effect, and binding all the successors and assigns of such third person in turn to observe the conditions hereof and to impose on such successors and assigns the obligations to comply with the provisions of this Paragraph 2.

         3. If all or substantially all of the properties, facilities or business of either party hereto, its successors or assigns, shall be transferred or assigned to or vested in another person by operation of law or by any other means beyond the control of such party, the other party hereto shall have the option of cancelling and terminating this Agreement and the power contracts made pursuant hereto which are then in effect, unless within sixty (60) days after such transfer of properties, facilities or business an assignment or transfer of this Agreement to the transferee of such properties, facilities or business has been effected and such transferee has undertaken to perform, observe and carry out the terms and conditions of this Agreement and of the power contracts entered into as provided in this Agreement and then in effect and has undertaken to bind all its successors and assigns, in turn, to observe the conditions hereof and to impose on such successors and assigns the obligation to comply with the provisions of this Agreement.

         4. Subject to the foregoing provisions and restrictions, this Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors and assigns.

                                   ARTICLE XI
                                   ----------

                    RESTRICTIONS ON TERMINATION OF AGREEMENT
                    ----------------------------------------

         Other than as provided to Paragraph 5, Section A of Article II, neither party shall declare or claim this contract terminated because of a violation thereof.

                                                                    Article XII
                                                                    Article XIII
                                                                    Article XIV


                                   ARTICLE XII
                                   -----------

                                     NOTICES
                                     -------

         Unless the party addressed shall otherwise consent thereto in writing, each notice or change of address given pursuant to this Agreement shall be in writing sent by registered mail, postage prepaid and addressed:

         (a) if to the Company, to "The Secretary, Arizona Public Service Company, Post Office Box 2591, Phoenix, Arizona", or at such other address as Company shall have last furnished to the District for that purpose; or

         (b) if to District, to "The Secretary, Salt River Project Agricultural Improvement and Power District, Post Office Box 1980, Phoenix, Arizona", or at such other address as District shall have last furnished in writing to Company for that purpose.

                                  ARTICLE XIII
                                  ------------

                              CAPTIONS AND HEADINGS
                              ---------------------

         The captions or headings set out in this Agreement have been inserted merely to facilitate reference and shall have no bearing upon the interpretation of the provisions of this Agreement.

                                   ARTICLE XIV
                                   -----------

                                     WAIVERS
                                     -------

       Any waiver by a party of its rights with respect to a violation of this Agreement, or with respect to any other matter arising in connection with this Agreement, shall not be deemed to be a waiver with respect to any subsequent violation or matter. No delay, short of the statutory period of limitations, in asserting or enforcing any right hereunder shall be deemed a waiver of such right.

                                   ARTICLE XV
                                   ----------

                                    APPROVALS
                                    ---------

         This Agreement shall not become effective unless, within 180 days after this Agreement and the power contracts referred to in Sections A and D of
Article III have been executed, the following approvals have been obtained and the following conditions have been fully complied with:

         1. Secretary of Interior. The unqualified written approval of this Agreement and said power contracts shall have been obtained from the Secretary of the Interior of the United States of America.

         2. Federal Power Commission. An order shall have been obtained from the Federal Power Commission approving without qualification any feature of this Agreement as to which such approval is required; and further, within such 180 days the power contracts referred to in Section D of Article III have been duly filed and have become effective under the rules and regulations of the Federal Power Commission.

         3. Arizona Corporation Commission. An order approving this Agreement without qualification shall have been obtained from the Arizona Corporation Commission.

         IN WITNESS WHEREOF, the respective parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers and their Corporate Seals to be hereunto affixed, all as of the day and year first above written,

                                            SALT RIVER PROJECT AGRICULTURAL
                                            IMPROVEMENT AND POWER DISTRICT


                                            By        VICTOR I. CORBELL
                                              ----------------------------------
ATTEST:                                                   President

     A.L. MONETTE
-----------------------------
      Secretary

A P P R O V E D :
Jennings, Strouss, Salmon & Trask


By         J.A. RIGGINS, JR.
  ---------------------------------
             Legal Counsel
Salt River Project Agricultural
Improvement and Power District



                                            ARIZONA PUBLIC SERVICE COMPANY


                                            By       WALTER T. LUCKING
                                              ----------------------------------
                                                         President
ATTEST:

            [ILLEGIBLE]
-----------------------------------
             Secretary



A P P R O V E D :
Snell & Wilmer

By       NICHOLAS H. POWELL
  ---------------------------------
           Legal Counsel
Arizona Public Service Company

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         On this the 20th day of September, 1955, before me, Ina McWilliam, the undersigned officer, personally appeared Victor I. Corbell, who acknowledged himself to be the President of the Salt River Project Agricultural Improvement and Power District, a political subdivision of the State of Arizona, and that he, as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Salt River Project Agricultural Improvement and Power District by himself as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                     INA MCWILLIAM
                                        ---------------------------------------
                                                     Notary Public

My commission expires:
   August 21, 1959.

STATE OF ARIZONA                    )
                                    ) ss.
County of Maricopa                  )

         On this the 20th day of September, 1995, before me, Mabel L. Spencer, undersigned officer, personally appeared Walter T. Lucking, who acknowledged himself to be the President of Arizona Public Service Company, a corporation, and that he as such President being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                                    MABEL L. SPENCER
                                        ---------------------------------------
                                                     Notary Public

My commission expires:
    June 29, 1959.

                                   CERTIFICATE
                                   -----------

       The undersigned, A. L. Monette, Secretary of the Salt River Project Agricultural Improvement and Power District thereinafter referred to as the "District"), hereby certifies that the following is a true and correct copy of a resolution duly adopted at a special meeting of the Board of Directors of the District duly held on September 12, 1955, in the office of the District at Phoenix, Arizona:

                  WHEREAS, copies of the proposed Agreement, dated August 31, 1955, between Arizona Public Service Company (hereinafter referred to as the "Company") and the Salt River Project Agricultural Improvement and Power District (hereinafter referred to as the "District") have been submitted to this meeting, and

                  WHEREAS, the Board of Directors of the District deem it to be in the best interest of the District that it enter into and perform the said Agreement,

                  NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of the District hereby approves the proposed Agreement, dated August 31, 1955, between the District and Arizona Public Service Company, and

                  BE IT FURTHER RESOLVED, that the President and the Secretary of the District are hereby authorized and directed for and on behalf of the District to make, execute and deliver the said Agreement in the form submitted to and approved by the Board of Directors of the District at this meeting, subject only to such changes therein not affecting the substance thereof as the President and Secretary of the District may approve, their execution of the Agreement to be conclusive evidence of their approval of any such changes.

       IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the seal of the District this 20th day of September, 1955.


                                                    A.L. MONETTE
                                        ----------------------------------------
                                            A. L. Monette, Secretary
                                            Salt River Project Agricultural
                                            Improvement and Power District

                             SUPPLEMENTAL AGREEMENT
                             ----------------------

         THIS SUPPLEMENTAL AGREEMENT, made by and between ARIZONA PUBLIC SERVICE COMPANY (APS), and SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT (SRP);

         W I T N E S S E T H:
         - - - - - - - - - -

         WHEREAS, the parties hereto heretofore entered into an Agreement of August 31, 1955, providing certain restrictions in regard to areas, customers and types of electric load to be served by each, including certain sales at wholesale;

         WHEREAS, heretofore in a number of situations involving sales or deliveries at wholesale of electric power and energy, consents have been given by one party to the other in regard to such wholesale sales;

         WHEREAS, it is deemed advisable to adopt this SUPPLEMENTAL AGREEMENT to eliminate any need for such consents in the future,

         NOW, THEREFORE, BE IT AGREED:

         No sale, donation or delivery of electric power and energy at wholesale by either party shall be deemed to be a violation of the Agreement of August 31, 1955.

         IN  WITNESS   WHEREOF,   the   respective   parties  have  caused  this
Supplemental Agreement to be executed on their behalf this 1st day of December, 1972.

                                        ARIZONA PUBLIC SERVICE COMPANY


                                        By       W. P. REILLY
                                          ----------------------------
                                                            President

ATTEST:

         WM. T. QUINSLER
----------------------------------
                    Secretary

                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT


                                        By:      KARL F. ABEL
                                           ---------------------------
                                                            President

ATTEST:


----------------------------------
                    Secretary

STATE OF ARIZONA           )
                           )  ss
County of Maricopa         )

         On this, the 1st day of December, 1972, before me, the undersigned officer, personally appeared W. P. REILLY, who acknowledged himself to be the President of ARIZONA PUBLIC SERVICE COMPANY, a corporation, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                MARILYN K. HENDLEY
                                          ----------------------------
                                                   Notary Public

My commission expires:

My Commission Expires June 14, 1975
-----------------------------------

STATE OF ARIZONA           )
                           )  ss
County of Maricopa         )

         On this, the 1st day of December, 1972, before me, the undersigned officer, personally appeared KARL F. ABEL, who acknowledged himself to be the President of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, a political subdivision of the State of Arizona, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT by himself as President.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                 DON E. SMITH
                                          ----------------------------
                                                 Notary Public

My commission expires:

My Commission Expires May 3, 1975
---------------------------------

                          CERTIFIED COPY OF RESOLUTION
                          ----------------------------


         I, WM. T. QUINSLER, Secretary and Assistant Treasurer of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, HEREBY CERTIFY that, at a meeting of the Board of Directors of said Company, duly convened and held on November 21, 1972, at which a quorum was present and acting throughout, the following resolution was adopted and is now in full force and effect:

                  WHEREAS, Arizona Public Service Company (Company) and Salt River Project Agricultural Improvement and Power District (Salt River) have heretofore entered into an Agreement of August 31, 1955, which contains certain restrictions on wholesale sales, donations or deliveries of electric power and energy by either; and

                  WHEREAS,   it  is  deemed  advisable  at  this  time  that  an
         appropriate supplemental agreement or amendment be entered into between the Company and Salt River so as to remove any such restrictions;

                  NOW, THEREFORE, BE IT RESOLVED that the Company enter into an appropriate Supplemental Agreement amending the Agreement of August 31, 1955 between the Company and the Sale River Project Agricultural Improvement and Power District so as to remove all restrictions on sales, donations or deliveries of electric power and energy at wholesale by either; and

                  FURTHER RESOLVED,  that the President of the Company,  William
         P. Reilly, be and he hereby is authorized and directed, for and on behalf of the Company, to sign, execute and deliver such written agreement, supplement or other document or instrument and to make such filings or take such steps as may be deemed by him to be appropriate to effectuate the purposes of this resolution.

         IN WITNESS WHEREOF, I have hereunto set my hand and the seal of said corporation this 28th day of November, 1972.

                                                 WM. T. QUINSLER
                                          --------------------------------------
                                          Secretary and Assistant Treasurer

                                    AGREEMENT
                                    ---------


         IT IS HEREBY AGREED between ARIZONA PUBLIC SERVICE COMPANY and the SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT that the Agreement of August 31, 1955 between them, and the Power Coordination Agreement of September 15, 1955 between them, became effective on March 13, 1956, on which date the Arizona Corporation Commission issued an order which satisfied the requirements of paragraph 3 of Article XV of the Agreement of August 31, 1955, the requirements of paragraphs 1 and 2 of said Article XV, relating to the Secretary of the Interior and the Federal Power Commission, respectively, having theretofore been satisfied.

         Dated:  May 15th, 1957.

                                        ARIZONA PUBLIC SERVICE COMPANY



                                        By
                                          ----------------------------
                                                  Vice President

ATTEST:



----------------------------
    Assistant Secretary


                                        SALT RIVER PROJECT AGRICULTURAL
                                        IMPROVEMENT AND POWER DISTRICT


                                        By
                                          ----------------------------
                                                  President

ATTEST:


----------------------------
          Secretary

                                    Exhibit 1


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 1 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section B, Paragraph 1, in contract dated ________ 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 2


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 2 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section B, Paragraph ____, in contract dated ________ 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 3


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 3 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(a) (Phoenix, Arizona area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 4


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 4 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(b)(1) (Chandler area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 5


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 5 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(b)(2) (Gilbert area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 6


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 6 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(b)(3) (Glendale area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 7


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 7 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(b)(4) (Peoria area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 8


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 8 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(b)(5) (Scottsdale area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                    Exhibit 9


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 9 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(b)(6) (Tempe area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                   Exhibit 10


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 10 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(c)(1) (Borden Plant area), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                   Exhibit 11


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 11 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article II, Section C, Paragraph 1(c)(2), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                   Exhibit 12


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 12 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article III, Section A, Paragraph 5, in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.

                                   Exhibit 13


         In accordance with Item 304 of Regulation S-T of the Securities Exchange Act of 1934, Exhibit 13 to Exhibit 10.1 contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 1998 is a map interpreting metes and bounds description of territorial boundary set forth in Article III, Section A, Paragraph 6 (Camelback area, north of Camelback Mountain), in contract dated August 31, 1955 between the Salt River Project Agricultural Improvement and Power District and the Arizona Public Service Company.